UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00653)

Exact name of registrant as specified in charter: Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007— October 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Fund

FUND SYMBOL (CLASS A SHARES): PINCX

10|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Income
Fund

10 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	53
About the Trustees	54
Officers	57

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

Putnam, meanwhile, is making several important changes to its equity fund lineup and portfolio teams under the leadership of its newly appointed President and Chief Executive Officer, Robert L. Reynolds. Putnam is removing product redundancies, seeking the best investment talent, bolstering equity research, fostering individual portfolio manager’s authority and accountability, and realigning compensation for managers so that only those who achieve top-quartile returns for shareholders are eligible for full bonuses.

In addition, Putnam is defining fundamental research as the cornerstone of its equity management approach, with quantitative analysts providing input to — but not driving — investment decisions. Putnam is also streamlining its range of equity funds by merging six equity funds into larger funds with similar investment objectives. In addition to removing product redundancies, these mergers are generally expected to result in lower expense ratios for shareholders.

Mr. Reynolds, who joined Putnam in July, has substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. Mr. Haldeman continues to serve as President of the Funds and as a Trustee. Mr. Reynolds also serves as a Trustee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking high current income across a broad range of fixed-income securities

Over Putnam Income Fund’s 54-year history, the bond landscape has undergone a dramatic transformation. One third of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr. (who is currently Chairman Emeritus of the Trustees of the Putnam Funds), expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Successful investing in today’s global bond market requires broad expertise. Putnam’s nearly 100-member fixed-income group is divided into teams of specialists who focus on varied investment opportunities. Each team iden-tifies compelling opportunities within its area of expertise. Your fund’s managers select from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Key fixed-income
return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Government: Interest-rate levels are also a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is normally composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 21–43.

2	3

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception. The Barclays Capital (formerly Lehman) Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

“Many of the securities currently held by the fund
offer the potential for substantial returns once
the market environment stabilizes and investors
begin to capitalize on the value embedded in
them. Of course, a stable market environment
depends upon whether the measures introduced
by the Federal Reserve Board and the U.S.
Treasury are successful at solving the credit crisis.”

Rob Bloemker, Portfolio Manager, Putnam Income Fund

Credit qualities shown as a percentage of portfolio value as of 10/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager

Rob Bloemker

How did the fund perform during the past year, Rob?

It was an extremely difficult period for the fund, as it trailed its benchmark, the Barclays Capital Aggregate Bond Index, and the average for its Lipper peer group, Corporate Debt A Rated Funds. Specifically, the fund declined 15.13% at net asset value versus a 0.30% return for the Barclays index and a –8.24% result for the Lipper peer group.

How would you characterize the bond market environment over this period?

Liquidity conditions worsened significantly throughout most of the period, and market turbulence was particularly acute during the July-through-September stretch. Short-term credit markets seized up amid widespread turmoil in the financial system. U.S. Treasury bonds — considered to be the ultimate “safe” investment — outperformed all other fixed-income categories as investors generally fled from risk.

There were numerous corporate-bond defaults, particularly in the financials sector. Recognizing the increasing risk among corporate bonds generally, we maintained an underweighted position in this part of the market, and the fund avoided the defaults that occurred.

During the final two months of the period, the Federal Reserve Board [the Fed], in coordinated action with other central banks around the world, injected huge amounts of liquidity into the banking system. The goal of this action was to loosen the paralysis that had gripped short-term credit markets for many months.

Signs that these actions were beginning to bear fruit emerged at the close of the period as corporate lending rates relaxed to levels not seen since before the credit crisis. Specifically, the three-month LIBOR rate dropped to 3.03% on October 31 from well over 4% earlier in the month and continued to fall as November began. LIBOR stands for “London Interbank Offered Rate” and is the rate at which banks lend to each other on the London interbank market. LIBOR levels are important because they are a measure of banks’ confidence, and the fact that they moved lower indicated that the government’s actions were beginning to bolster this confidence.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

Why did the fund lag its benchmark and Lipper peer group average?

Starting in late 2007, we began to find compelling opportunities in distressed sectors of the mortgage-backed market, particularly among securitized investment vehicles such as Aaa-rated CMBS, CMBS interest-only securities [CMBS IOs], and collateralized mortgage obligations [CMOs]. We believed that securities in all of these areas were trading at attractive levels versus traditional mortgage pass-through bonds. What’s more, the CMOs we added were backed by U.S. government agencies, such as the Federal National Mortgage Association [Fannie Mae], and therefore carried Aaa credit ratings.

However, given the market upheaval that was prevalent throughout the period, investors that were experiencing increasing duress — such as many investment banks, broker/dealers, and hedge fund operators — began liquidating their Aaa-rated holdings. This selling pressure, in turn, caused yield spreads to widen and prices to decline significantly in this area of the market. Essentially, the fund underperformed because we purchased safe cash flows through predominantly Aaa-rated securities, which the market subsequently priced at much wider-than-normal yield spreads because of the liquidity disruption that was occurring. It is important to note, however, that the fund did not underperform due to defaults or realized losses.

Later in the period, we added selectively to the fund’s mortgage pass-through holdings by investing in bonds that were trading at extremely distressed levels despite their high credit quality. However, these positions also detracted from performance as yield spreads continued to widen and the prices of these bonds declined from the levels at which we had purchased them.

By way of background, mortgage pass-through bonds are collateralized by pools of similar types of mortgage loans, and those held by the fund were issued by government-sponsored enterprises [GSEs] such as Fannie Mae or Freddie Mac. With pass-throughs, the cash flows from homeowners’ mortgage payments pass through a GSE and on to the investor. CMOs usually use pools of pass-throughs, or mortgage loans themselves, as collateral but carve the cash flows into different classes to meet the needs of various investors. CMBS are mortgage securities backed by commercial, rather than residential, mortgage loans. And CMBS IOs are securities derived from the interest portion of the underlying commercial mortgages.

What was your yield curve strategy during the period, and how did it affect results?

We positioned the fund to benefit from a steeper yield curve by overweighting its allocation to short-term versus long-term bonds, which aided results. As a reminder, the yield curve is a graphical representation of the difference

Comparison of sector weightings*

This chart shows how the fund’s top sector weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* May include exposure to derivative investments.

in yields between shorter- and longer-term bonds. A steep yield curve reflects a market where short-term bond yields are substantially lower than yields on longer-term bonds. At the beginning of the period, we believed that the Fed would reduce the federal funds target rate, which is exactly what happened. The Fed cut the rate seven times during the period, lowering it from 4.5% at the beginning to 1% at the end. The Fed’s activity, combined with an overall flight to higher-quality bonds, resulted in greater demand for shorter-term Treasuries, which caused prices to rise, yields to fall, and the yield curve to become steeper. We were also concerned about escalating inflationary pressures around the world, as were many other investors. These concerns also contributed to a steeper yield curve, as demand for longer-term bonds weakened since they tend be more sensitive to inflation expectations.

What is your outlook for the economy and the fund in the coming months, Rob?

The scope and depth of the credit crisis that has weighed heavily on financial markets throughout this period is unprecedented in market history. The economic damage from this crisis has been vast, and the economy and corporate earnings likely will worsen before they improve. Consequently, I believe that there is a distinct possibility that the current recession may be severe, with major implications not only for corporate profits, but also for default rates on corporate bonds and bank loans.

That said, many of the securities currently held by the fund offer the potential for substantial returns once the market environment stabilizes and investors begin to capitalize on the value embedded in them. Of course, a stable market environment depends upon whether the measures introduced by the Fed and the Treasury are successful at solving the credit crisis. I am encouraged by the actions being taken. Moreover, I believe that these and other measures still to come should facilitate the formation and deployment of capital that will enable private investors to resume investing in CMOs, CMBS, and other mortgage-backed securities. As a result, I would urge patience and encourage investors to maintain a long-term perspective while this process is carried out. In the meantime, the fund is, in effect, being paid to wait as it continues to collect what I view to be very secure cash flows from the mortgage-backed bonds currently in the portfolio.

I N  T H E  N E W S

In November, the Federal Reserve Bank (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets. The Treasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

Thanks again, Rob, for sharing your time and insights with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

We are pleased to report that effective April 2008, your fund’s dividend for class A shares was increased from $0.029 to $0.039 per share. This dividend increase was made possible due to increased interest income resulting from higher yields on interest-only (IO) securities and other mortgage-backed securities. IOs are securities derived from the interest portion of underlying mortgages.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.43%	7.34%	6.44%	6.44%	6.62%	6.62%	6.98%	6.91%	7.16%	7.50%

10 years	29.39	24.15	20.33	20.33	19.98	19.98	26.30	22.19	26.33	32.81
Annual average	2.61	2.19	1.87	1.87	1.84	1.84	2.36	2.02	2.36	2.88

5 years	–0.17	–4.18	–3.74	–5.34	–3.85	–3.85	–1.34	–4.51	–1.29	1.25
Annual average	–0.03	–0.85	–0.76	–1.09	–0.78	–0.78	–0.27	–0.92	–0.26	0.25

3 years	–6.54	–10.27	–8.39	–10.78	–8.50	–8.50	–7.17	–10.14	–7.08	–5.74
Annual average	–2.23	–3.55	–2.88	–3.73	–2.92	–2.92	–2.45	–3.50	–2.42	–1.95

1 year	–15.13	–18.50	–15.58	–19.54	–15.67	–16.46	–15.19	–17.89	–15.30	–14.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,033 and $11,998, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $12,219 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,633 and $13,281, respectively.

Comparative index returns For periods ended 10/31/08

	Barclays Capital Aggregate	Lipper Corporate Debt A Rated Funds
	Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	62.90%	41.13%
Annual average	5.00	3.46

5 years	18.67	6.25
Annual average	3.48	1.18

3 years	11.19	–0.34
Annual average	3.60	–0.17

1 year	0.30	–8.24

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/08, there were 171, 160, 141, and 66 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception. The Barclays Capital Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

Fund price and distribution information For the 12-month period ended 10/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.460		$0.411	$0.412	$0.448		$0.448	$0.472

Capital gains	—		—	—	—		—	—

Total	$0.460		$0.411	$0.412	$0.448		$0.448	$0.472

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/07	$6.77	$7.05*	$6.72	$6.74	$6.68	$6.90	$6.76	$6.82

10/31/08	5.35	5.57	5.32	5.33	5.28	5.46	5.34	5.40

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	8.75%	8.40%	7.89%	7.88%	8.64%	8.35%	8.54%	8.89%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	7.48	6.97	6.98	N/A	7.27	7.52	8.06

Current 30-day SEC yield [3]
(without expense limitation)	N/A	7.29	6.77	6.78	N/A	7.07	7.32	7.86

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.64%	7.55%	6.65%	6.65%	6.83%	6.83%	7.19%	7.12%	7.37%	7.71%

10 years	40.61	35.04	30.43	30.43	30.53	30.53	37.19	32.82	37.36	44.45
Annual average	3.47	3.05	2.69	2.69	2.70	2.70	3.21	2.88	3.23	3.75

5 years	9.43	5.08	5.41	3.65	5.45	5.45	8.10	4.51	8.23	11.08
Annual average	1.82	1.00	1.06	0.72	1.07	1.07	1.57	0.89	1.59	2.12

3 years	2.52	–1.54	0.23	–2.40	0.26	0.26	1.77	–1.59	1.79	3.48
Annual average	0.83	–0.52	0.08	–0.81	0.09	0.09	0.59	–0.53	0.59	1.15

1 year	–5.46	–9.23	–6.20	–10.61	–6.17	–7.05	–5.70	–8.72	–5.64	–5.09

Fund’s annual operating expenses For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Total annual fund operating expenses	1.07	1.82	1.82	1.32	1.32	0.82

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from May 1, 2008, to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.60	$8.08	$8.08	$5.76	$5.76	$3.44

Ending value (after expenses)	$849.30	$846.70	$846.90	$849.50	$848.30	$851.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2008, use the following calculation method. To find the value of your investment on May 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.03	$8.82	$8.82	$6.29	$6.29	$3.76

Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,018.90	$1,018.90	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Average annualized expense ratio for Lipper peer group†	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Income Fund	200%*	323%*	239%*	300%*	441%

Lipper Corporate Debt A Rated Funds category average	113%	106%	138%	152%	163%

* Portfolio turnover excludes dollar roll transactions.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 10/31/08.

Your fund’s risk

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Managers are Carl Bell, Rob Bloemker, Kevin Murphy, Michael Salm, and Raman Srivastava.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$179,000	$33,000,000

Putnam employees	$6,399,000	$396,000,000

Other Putnam funds managed by the Portfolio Managers

Rob Bloemker is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam U.S. Government Income Trust, Putnam American Government Income Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Michael Salm is also a Portfolio Manager of Putnam Global Income Trust, Putnam U.S. Government Income Trust, and Putnam American Government Income Fund.

Raman Srivastava is also a Portfolio Manager of Putnam Global Income Trust and The George Putnam Fund of Boston.

Carl Bell, Rob Bloemker, Kevin Murphy, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s portfolio management

During the reporting period ended October 31, 2008, Carl Bell joined your fund’s portfolio team, following the departure of Kevin Cronin.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

N/A indicates the individual was not a Portfolio Manager as of 10/31/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds.

Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	42nd

Three-year period	27th

Five-year period	47th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 172, 155, and 132 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the

*The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Corporate Debt Funds A Rated category for the one-year, five-year and ten-year periods ended September 30, 2008 were 71st, 62nd, and 72nd, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 122 out of 171, 86 out of 139, and 47 out of 65 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Put-nam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and  institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (“the fund”), including the fund’s portfolio, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 17, 2008

The fund’s portfolio 10/31/08

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (142.9%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage
Association Graduated Payment Mortgages
11s, with due dates from March 15, 2010
to August 15, 2010	$3,812	$4,029
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from December 20,
2034 to November 20, 2037	19,038,747	19,275,260
6 1/2s, TBA, November 1, 2036	31,000,000	31,324,533

		50,603,822
U.S. Government Agency Mortgage Obligations (139.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7s, January 1, 2015	22,536	23,326
6s, September 1, 2021	61,634	62,050
5 1/2s, with due dates from December 1,
2034 to July 1, 2035	2,274,194	2,222,290
5 1/2s, April 1, 2020	158,036	157,888

Federal National Mortgage Association
Pass-Through Certificates
9s, with due dates from
January 1, 2027 to April 1, 2032	306,869	330,832
8s, with due dates from
May 1, 2025 to July 1, 2033	735,589	760,239
7 1/2s, with due dates from
September 1, 2022 to July 1, 2033	671,169	701,933
7s, with due dates from May 1, 2026
to December 1, 2035	3,833,516	3,981,274
7s, with due dates from July 1, 2014
to January 1, 2017	485,190	501,832
6 1/2s, with due dates from
March 1, 2037 to December 1, 2037	9,648,853	9,788,311
6 1/2s, with due dates from
July 1, 2016 to September 1, 2016	102,626	104,856
6 1/2s, TBA, November 1, 2035	128,000,000	129,699,994
6s, with due dates from
January 1, 2009 to July 1, 2021	5,804,210	5,953,981
6s, TBA, November 1, 2038	44,000,000	43,965,627
5 1/2s, with due dates from
November 1, 2034 to January 1, 2038	11,357,045	11,104,156
5 1/2s, with due dates from
November 1, 2011 to October 1, 2022	71,347,610	71,266,054
5 1/2s, TBA, December 1, 2038	238,000,000	232,124,375
5 1/2s, TBA, November 1, 2038	1,039,000,000	1,014,810,833
5s, with due dates from
February 1, 2021 to August 1, 2035	7,996,326	7,592,531
5s, TBA, December 1, 2038	200,000,000	189,289,060
5s, TBA, November 1, 2035	473,000,000	448,241,383
5s, TBA, November 1, 2023	19,000,000	18,572,500
4 1/2s, with due dates from
May 1, 2034 to September 1, 2035	697,725	636,392
4 1/2s, TBA, November 1, 2038	1,000,000	908,594
4s, with due dates from
May 1, 2019 to August 1, 2020	707,061	654,892

		2,193,455,203

Total U.S. government and agency mortgage obligations
(cost $2,282,056,645)		$2,244,059,025

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)*	amount	Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.945s, 2035	$3,828,818	$2,871,614

Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 5.759s, 2036	149,178	5,196

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.335s, 2029	$1,952,962	$1,933,419
FRB Ser. 97-D5, Class A5, 6.934s, 2043	300,000	310,508

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	2,003,000	1,781,779
Ser. 07-2, Class A2, 5.634s, 2049	1,565,000	1,375,792
Ser. 06-4, Class A2, 5.522s, 2046	8,064,000	7,303,245
Ser. 05-6, Class A2, 5.165s, 2047	880,000	808,688
FRB Ser. 05-1, Class A5, 5.084s, 2042	163,000	150,299
Ser. 07-5, Class XW, Interest Only (IO),
0.44s, 2051	38,748,865	649,823
Ser. 07-1, Class XW, IO, 0.291s, 2049	19,144,601	286,040
Ser. 06-1, Class XC, IO, 0.068s, 2045	111,766,826	585,274

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	880,000	752,735
Ser. 02-PB2, Class XC, IO, 0.198s, 2035	46,491,718	683,428
Ser. 04-4, Class XC, IO, 0.17s, 2042	38,965,315	506,676
Ser. 04-5, Class XC, IO, 0.147s, 2041	61,605,970	590,278
Ser. 05-1, Class XW, IO, 0.101s, 2042	196,865,400	451,214
Ser. 06-4, Class XC, IO, 0.088s, 2046	67,215,808	584,939
Ser. 05-4, Class XC, IO, 0.084s, 2045	103,094,210	582,258
Ser. 06-5, Class XC, IO, 0.078s, 2016	137,085,567	1,514,204

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.991s, 2036	210,930	132,886

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 5.51s, 2018	443,000	435,765
FRB Ser. 04-BBA4, Class G, 5.26s, 2018	595,000	585,277

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 6.56s, 2022	669,000	553,330
FRB Ser. 05-MIB1, Class J, 5.61s, 2022	1,805,000	1,516,200

Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 4.67s, 2033	486,842	440,592
Ser. 05-E, Class 2, IO, 0.3s, 2035	36,760,681	122,057
Ser. 04-D, Class 2A, IO, 0.21s, 2034	12,959,572	12,150

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	1,804,541	1,809,519

Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 3.559s, 2035	1,341,077	1,143,268
Ser. 06-4A, IO, 2.331s, 2036	2,455,738	239,680
Ser. 04-2, IO, 2.22s, 2034	3,708,805	129,808
Ser. 04-3, IO, 2.15s, 2035	4,031,020	141,086
Ser. 06-2A, IO, 1.798s, 2036	3,086,754	214,221
Ser. 05-3A, IO, 1.6s, 2035	15,603,675	920,617
Ser. 05-1A, IO, 1.6s, 2035	5,780,604	231,224
Ser. 07-5A, IO, 1.55s, 2037	17,968,327	2,184,949
Ser. 07-2A, IO, 1.3s, 2037	20,591,451	1,822,343
Ser. 07-1, Class S, IO, 1.211s, 2037	15,852,536	1,244,424

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	4,676,730	2,735,887
Ser. 04-9, Class 1A1, 5.903s, 2034	173,508	132,024

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.186s, 2032	619,000	536,988
Ser. 07-PW17, Class A3, 5.736s, 2050	25,117,000	21,153,537
Ser. 04-PR3I, Class X1, IO, 0.338s, 2041	18,968,006	260,469
Ser. 05-PWR9, Class X1, IO, 0.112s, 2042	50,753,353	357,811

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.689s, 2038	25,360,540	810,269
Ser. 06-PW14, Class X1, IO, 0.077s, 2038	27,272,413	328,905
Ser. 07-PW15, Class X1, IO, 0.066s, 2044	79,882,973	647,052
Ser. 05-PW10, Class X1, IO, 0.056s, 2040	108,722,613	339,215
Ser. 07-PW16, Class X, IO, 0.021s, 2040	175,571,841	126,412

Bear Stearns Small Balance Commercial
Trust 144A Ser. 06-1A, Class AIO, IO, 1s, 2034	7,084,200	83,018

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Chase Commercial Mortgage Securities
Corp. Ser. 00-3, Class A2, 7.319s, 2032	$655,840	$677,508

Chase Commercial Mortgage Securities
Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	5,896,000	5,978,573
Ser. 98-1, Class G, 6.56s, 2030	1,502,003	1,365,481
Ser. 98-1, Class H, 6.34s, 2030	2,217,000	1,694,881

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.096s, 2014	4,845,000	3,894,616
Ser. 08-C7, Class A2A, 6.034s, 2049	2,640,000	2,282,941

Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.115s, 2043	141,899,006	1,247,159
Ser. 06-C5, Class XC, IO, 0.072s, 2049	162,950,436	1,935,036

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR7, Class 2A2A, 5.652s, 2036	537,141	316,913
IFB Ser. 07-6, Class 2A5, IO, 3.391s, 2037	5,894,732	471,579

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3, Class A4,
5.658s, 2048	1,266,000	1,123,333

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.377s, 2049	34,800,052	691,923
Ser. 06-CD2, Class X, IO, 0.086s, 2046	104,571,630	334,304
Ser. 07-CD4, Class XC, IO, 0.059s, 2049	116,367,568	918,213

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,605,530	2,642,060
Ser. 98-C2, Class F, 5.44s, 2030	4,946,000	4,501,237

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.02s, 2017	2,151,000	1,831,845

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	1,271,000	800,117
Ser. 06-CN2A, Class J, 5.57s, 2019	1,017,000	712,117
FRB Ser. 01-J2A, Class A2F, 4.969s, 2034	1,960,000	1,626,800
Ser. 03-LB1A, Class X1, IO, 0.454s, 2038	11,498,542	352,787
Ser. 05-LP5, Class XC, IO, 0.086s, 2043	73,448,692	464,875
Ser. 06-C8, Class XS, IO, 0.067s, 2046	81,016,832	525,460
Ser. 05-C6, Class XC, IO, 0.064s, 2044	85,610,471	370,337

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	1,949,273	1,154,639
Ser. 05-24, Class 1AX, IO, 1.222s, 2035	7,619,364	175,007

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.711s, 2035	99,156	66,435
Ser. 05-9, Class 1X, IO, zero, 2035	9,882,990	227,772
Ser. 05-2, Class 2X, IO, 1.16s, 2035	9,818,599	210,179

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	789,283	747,837
IFB Ser. 05-R1, Class 1AS, IO, 2.82s, 2035	7,029,959	430,233
IFB Ser. 05-R2, Class 1AS, IO, 2.458s, 2035	9,249,268	508,710

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039 F	7,233,000	6,462,883
Ser. 06-C5, Class AX, IO, 0.092s, 2039	51,618,885	454,091

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.114s, 2049	159,283,104	846,271
Ser. 06-C4, Class AX, IO, 0.114s, 2039	103,568,915	807,838
Ser. 07-C1, Class AX, IO, 0.07s, 2040	103,824,964	486,731
Ser. 06-C3, Class AX, IO, 0.02s, 2038	427,594,445	216,790

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 4.059s, 2017	308,000	254,254
FRB Ser. 06-A, Class C, 3.859s, 2017	913,000	795,862

Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033	4,675,077	4,725,402

Crown Castle Towers, LLC 144A Ser. 05-1A,
Class D, 5.612s, 2035	3,575,000	3,074,500

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	$1,193,000	$1,229,822
Ser. 04-C2, Class A2, 5.416s, 2036	6,060,000	4,868,604
FRB Ser. 04-C3, Class A5, 5.113s, 2036	59,000	48,292
Ser. 04-C3, Class A3, 4.302s, 2036 F	127,000	124,274

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 5.51s, 2020	323,500	274,975
FRB Ser. 04-TF2A, Class J, 5.51s, 2016	414,000	364,320
FRB Ser. 04-TF2A, Class H, 5.26s, 2019	825,000	750,750
Ser. 01-CK1, Class AY, IO, 0.781s, 2035	74,075,545	814,831
Ser. 03-C3, Class AX, IO, 0.524s, 2038	90,377,777	3,127,071
Ser. 02-CP3, Class AX, IO, 0.427s, 2035	22,781,660	756,351
Ser. 04-C4, Class AX, IO, 0.242s, 2039	15,027,594	233,168
Ser. 05-C2, Class AX, IO, 0.136s, 2037	83,509,510	837,767

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0 5/8s, 2031	175,983	4,301

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,821,392	2,821,388
Ser. 99-CG2, Class B3, 6.1s, 2032	2,455,000	2,459,885
Ser. 99-CG2, Class B4, 6.1s, 2032	3,434,000	3,219,557
Ser. 98-CF2, Class B3, 6.04s, 2031	1,075,367	1,094,261

Fannie Mae
IFB Ser. 06-70, Class SM, 27.126s, 2036	439,033	588,644
IFB Ser. 07-75, Class JS, 26.29s, 2037	3,066,937	4,109,251
IFB Ser. 07-80, Class AS, 23.29s, 2037	1,278,368	1,601,755
IFB Ser. 07-75, Class CS, 22.689s, 2037	1,944,263	2,521,001
IFB Ser. 06-62, Class PS, 20.348s, 2036	1,025,433	1,296,154
IFB Ser. 07-60, Class SB, 20.048s, 2037	1,157,326	1,374,126
IFB Ser. 06-76, Class QB, 20.048s, 2036	2,009,236	2,515,016
IFB Ser. 06-48, Class TQ, 20.048s, 2036	3,398,884	4,174,126
IFB Ser. 06-63, Class SP, 19.748s, 2036	2,199,541	2,716,814
IFB Ser. 07-W7, Class 1A4, 19.628s, 2037	1,914,469	1,837,891
IFB Ser. 07-81, Class SC, 18.248s, 2037	1,832,575	2,112,968
IFB Ser. 07-1, Class NK, 17.827s, 2037	4,919,944	5,947,322
IFB Ser. 06-104, Class GS, 17.725s, 2036	1,164,658	1,366,401
IFB Ser. 06-104, Class ES, 17.156s, 2036	2,254,074	2,708,491
IFB Ser. 05-37, Class SU, 16.165s, 2035	2,589,267	3,026,876
IFB Ser. 06-49, Class SE, 15.965s, 2036	3,209,631	3,708,665
IFB Ser. 06-60, Class AK, 15.765s, 2036	1,576,612	1,783,645
IFB Ser. 06-60, Class TK, 15.565s, 2036	992,836	1,110,095
IFB Ser. 06-104, Class CS, 15.036s, 2036	2,300,138	2,463,530
IFB Ser. 07-30, Class FS, 14.734s, 2037	5,018,939	5,442,844
IFB Ser. 07-96, Class AS, 13.856s, 2037	2,127,164	2,229,332
IFB Ser. 05-25, Class PS, 13.822s, 2035	84,329	91,697
IFB Ser. 06-115, Class ES, 13.525s, 2036	2,199,442	2,433,673
IFB Ser. 06-8, Class PK, 13.365s, 2036	3,344,720	3,450,119
IFB Ser. 05-57, Class CD, 12.905s, 2035	1,397,964	1,581,970
IFB Ser. 05-74, Class CP, 12.801s, 2035	1,614,102	1,700,900
IFB Ser. 05-115, Class NQ, 12.717s, 2036	918,135	1,006,268
IFB Ser. 06-27, Class SP, 12.618s, 2036	2,579,715	2,814,224
IFB Ser. 06-8, Class HP, 12.618s, 2036	2,744,527	2,978,102
IFB Ser. 06-8, Class WK, 12.618s, 2036	4,393,371	4,717,923
IFB Ser. 05-99, Class SA, 12.618s, 2035	1,892,694	2,036,993
IFB Ser. 05-45, Class DA, 12.471s, 2035	2,996,076	3,170,956
IFB Ser. 05-74, Class DM, 12.435s, 2035	3,841,952	4,135,331
IFB Ser. 05-45, Class DC, 12.361s, 2035	2,362,836	2,544,798
IFB Ser. 06-60, Class CS, 12.141s, 2036	1,037,761	1,035,283
IFB Ser. 05-57, Class DC, 11.184s, 2034	2,455,293	2,623,103
IFB Ser. 05-74, Class SK, 11.168s, 2035	3,054,544	3,130,945
IFB Ser. 05-74, Class CS, 11.058s, 2035	1,839,592	1,928,338
IFB Ser. 05-114, Class SP, 10.618s, 2036	1,146,153	1,143,776
IFB Ser. 05-45, Class PC, 10.474s, 2034	1,153,626	1,224,168
IFB Ser. 05-95, Class OP, 10.29s, 2035	1,191,292	1,284,221
IFB Ser. 05-95, Class CP, 10.196s, 2035	275,995	297,970
IFB Ser. 05-106, Class JC, 10.019s, 2035	718,137	674,316
FRB Ser. 03-W6, Class PT1, 9.997s, 2042	610,139	703,361

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042	$230,626	$249,535
Ser. 02-T6, Class A3, 9 1/2s, 2041	452,229	485,538
Ser. 02-T1, Class A4, 9 1/2s, 2031	50,365	52,552
Ser. 04-T3, Class PT1, 9.017s, 2044	426,242	465,878
IFB Ser. 05-83, Class QP, 8.921s, 2034	653,323	665,878
IFB Ser. 05-72, Class SB, 8.728s, 2035	2,142,769	2,045,309
Ser. 383, Class 90, IO, 8s, 2037	148,109	27,248
Ser. 383, Class 91, IO, 8s, 2037	117,362	20,494
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	562,875	608,155
Ser. 03-W1, Class 2A, 7 1/2s, 2042	1,789,743	1,852,384
Ser. 02-T12, Class A3, 7 1/2s, 2042	330,008	348,499
Ser. 02-T4, Class A3, 7 1/2s, 2041	128,094	134,965
Ser. 01-T3, Class A1, 7 1/2s, 2040	425,255	447,897
Ser. 01-T1, Class A1, 7 1/2s, 2040	736,897	760,616
Ser. 99-T2, Class A1, 7 1/2s, 2039	240,267	261,956
Ser. 386, Class 26, IO, 7 1/2s, 2038	298,913	65,284
Ser. 386, Class 27, IO, 7 1/2s, 2037	175,532	40,208
Ser. 386, Class 28, IO, 7 1/2s, 2037	171,528	30,116
Ser. 383, Class 88, IO, 7 1/2s, 2037	319,093	68,227
Ser. 383, Class 89, IO, 7 1/2s, 2037	248,638	44,667
Ser. 383, Class 87, IO, 7 1/2s, 2037	397,241	86,135
Ser. 02-T1, Class A3, 7 1/2s, 2031	366,367	378,160
Ser. 01-T5, Class A3, 7 1/2s, 2030	214,008	220,896
Ser. 04-T3, Class 1A3, 7s, 2044	1,326,393	1,399,166
Ser. 04-T2, Class 1A3, 7s, 2043	1,002,620	1,060,891
Ser. 03-W3, Class 1A2, 7s, 2042	591,801	626,479
Ser. 01-W3, Class A, 7s, 2041	416,461	437,210
Ser. 386, Class 24, IO, 7s, 2038	256,597	56,890
Ser. 386, Class 25, IO, 7s, 2038	273,158	50,959
Ser. 386, Class 22, IO, 7s, 2038	351,974	79,820
Ser. 386, Class 21, IO, 7s, 2037	395,441	85,873
Ser. 386, Class 23, IO, 7s, 2037	390,607	87,900
Ser. 383, Class 84, IO, 7s, 2037	366,039	90,780
Ser. 383, Class 85, IO, 7s, 2037	232,987	56,774
Ser. 383, Class 86, IO, 7s, 2037	183,538	35,164
Ser. 383, Class 79, IO, 7s, 2037	368,714	85,375
Ser. 383, Class 80, IO, 7s, 2037	806,751	154,251
Ser. 383, Class 81, IO, 7s, 2037	442,722	101,528
Ser. 383, Class 82, IO, 7s, 2037	441,350	100,057
Ser. 383, Class 83, IO, 7s, 2037	371,153	91,582
Ser. 05-W4, Class 1A3, 7s, 2035	1,574,917	1,654,533
Ser. 04-W1, Class 2A2, 7s, 2033	3,438,952	3,626,333
Ser. 386, Class 14, IO, 6 1/2s, 2038	3,212,416	574,380
Ser. 386, Class 19, IO, 6 1/2s, 2038	378,664	84,032
Ser. 386, Class 17, IO, 6 1/2s, 2037	582,780	104,201
Ser. 386, Class 16, IO, 6 1/2s, 2037	400,536	105,097
Ser. 383, Class 60, IO, 6 1/2s, 2037	1,843,700	375,746
Ser. 383, Class 62, IO, 6 1/2s, 2037	514,612	134,133
Ser. 383, Class 69, IO, 6 1/2s, 2037	292,721	48,096
Ser. 383, Class 63, IO, 6 1/2s, 2037	402,005	95,888
Ser. 383, Class 64, IO, 6 1/2s, 2037	741,002	149,090
Ser. 383, Class 67, IO, 6 1/2s, 2037	392,314	102,307
Ser. 383, Class 68, IO, 6 1/2s, 2037	189,783	50,337
Ser. 383, Class 58, IO, 6 1/2s, 2037	856,395	161,687
Ser. 383, Class 59, IO, 6 1/2s, 2037	540,866	125,081
Ser. 383, Class 61, IO, 6 1/2s, 2037	431,463	103,427
Ser. 383, Class 65, IO, 6 1/2s, 2037	514,229	137,483
Ser. 383, Class 66, IO, 6 1/2s, 2037	524,244	140,413
Ser. 383, Class 72, IO, 6 1/2s, 2037	2,064,293	401,299
Ser. 383, Class 77, IO, 6 1/2s, 2037	311,608	75,924
Ser. 383, Class 78, IO, 6 1/2s, 2037	319,058	51,178
Ser. 381, Class 14, IO, 6 1/2s, 2037	2,517,003	440,476
Ser. 381, Class 16, IO, 6 1/2s, 2037	569,410	90,683
Ser. 381, Class 15, IO, 6 1/2s, 2037	1,152,195	201,634
Ser. 383, Class 73, IO, 6 1/2s, 2037	704,322	134,666
Ser. 383, Class 76, IO, 6 1/2s, 2037	426,651	114,909

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 70, IO, 6 1/2s, 2037	$1,087,544	$207,938
Ser. 383, Class 74, IO, 6 1/2s, 2037	582,504	111,375
Ser. 383, Class 71, IO, 6 1/2s, 2036	460,679	107,294
Ser. 383, Class 75, IO, 6 1/2s, 2036	370,476	90,057
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,149,586	269,233
Ser. 383, Class 101, IO, 6 1/2s, 2022	172,624	30,818
Ser. 383, Class 102, IO, 6 1/2s, 2022	104,120	15,386
Ser. 389, Class 6, IO, 6s, 2038	123,952	22,782
Ser. 08-76, Class JI, IO, 6s, 2038	3,563,760	726,294
Ser. 386, Class 10, IO, 6s, 2038	282,583	69,575
Ser. 386, Class 11, IO, 6s, 2038	188,681	34,285
Ser. 383, Class 41, IO, 6s, 2038	3,127,678	598,012
Ser. 383, Class 42, IO, 6s, 2038	2,262,089	434,095
Ser. 383, Class 43, IO, 6s, 2038	2,043,445	390,707
Ser. 383, Class 44, IO, 6s, 2038	1,866,401	363,948
Ser. 383, Class 45, IO, 6s, 2038	1,438,333	280,475
Ser. 383, Class 46, IO, 6s, 2038	1,249,630	243,678
Ser. 383, Class 47, IO, 6s, 2038	1,106,544	213,010
Ser. 383, Class 48, IO, 6s, 2038	993,510	197,510
Ser. 383, Class 52, IO, 6s, 2038	402,763	92,589
Ser. 386, Class 9, IO, 6s, 2038	1,793,987	320,765
Ser. 383, Class 28, IO, 6s, 2038	3,743,499	753,192
Ser. 383, Class 29, IO, 6s, 2038	3,343,524	672,717
Ser. 383, Class 30, IO, 6s, 2038	2,484,402	493,899
Ser. 383, Class 31, IO, 6s, 2038	2,191,355	435,641
Ser. 383, Class 32, IO, 6s, 2038	1,700,142	337,988
Ser. 383, Class 33, IO, 6s, 2038	1,454,255	287,215
Ser. 383, Class 37, IO, 6s, 2038	565,502	138,536
Ser. 386, Class 7, IO, 6s, 2038	2,199,400	426,244
Ser. 383, Class 34, IO, 6s, 2037	588,449	116,219
Ser. 383, Class 35, IO, 6s, 2037	485,601	117,483
Ser. 383, Class 36, IO, 6s, 2037	382,601	92,175
Ser. 383, Class 38, IO, 6s, 2037	239,874	56,742
Ser. 383, Class 50, IO, 6s, 2037	677,925	129,619
Ser. 386, Class 6, IO, 6s, 2037	1,054,323	197,686
Ser. 383, Class 39, IO, 6s, 2037	160,799	28,863
Ser. 383, Class 49, IO, 6s, 2037	510,120	122,627
Ser. 383, Class 51, IO, 6s, 2037	526,560	117,431
Ser. 383, Class 53, IO, 6s, 2037	194,593	46,818
Ser. 383, Class 54, IO, 6s, 2037	126,264	30,354
Ser. 383, Class 55, IO, 6s, 2037	105,507	25,341
Ser. 383, Class 56, IO, 6s, 2037	83,358	18,927
Ser. 383, Class 57, IO, 6s, 2037	321,875	59,117
Ser. 383, Class 100, IO, 6s, 2022	178,658	25,957
Ser. 383, Class 98, IO, 6s, 2022	552,061	103,956
Ser. 383, Class 99, IO, 6s, 2022	242,586	44,110
Ser. 383, Class 18, IO, 5 1/2s, 2038	1,974,868	394,974
Ser. 383, Class 19, IO, 5 1/2s, 2038	1,801,045	360,209
Ser. 383, Class 25, IO, 5 1/2s, 2038	307,662	71,937
Ser. 386, Class 4, IO, 5 1/2s, 2037	445,875	110,082
Ser. 386, Class 5, IO, 5 1/2s, 2037	285,503	60,074
Ser. 383, Class 15, IO, 5 1/2s, 2037	273,047	64,016
Ser. 383, Class 16, IO, 5 1/2s, 2037	118,799	24,368
Ser. 383, Class 4, IO, 5 1/2s, 2037	2,756,739	548,040
Ser. 383, Class 5, IO, 5 1/2s, 2037	1,750,633	348,026
Ser. 383, Class 6, IO, 5 1/2s, 2037	1,572,712	312,655
Ser. 383, Class 7, IO, 5 1/2s, 2037	1,549,735	308,087
Ser. 383, Class 8, IO, 5 1/2s, 2037	628,515	126,897
Ser. 383, Class 9, IO, 5 1/2s, 2037	599,409	121,021
Ser. 383, Class 20, IO, 5 1/2s, 2037	1,115,382	228,653
Ser. 383, Class 21, IO, 5 1/2s, 2037	1,054,858	216,246
Ser. 383, Class 22, IO, 5 1/2s, 2037	714,276	146,427
Ser. 383, Class 23, IO, 5 1/2s, 2037	644,005	132,021
Ser. 383, Class 24, IO, 5 1/2s, 2037	450,444	108,339
Ser. 383, Class 26, IO, 5 1/2s, 2037	331,783	85,268
Ser. 383, Class 27, IO, 5 1/2s, 2037	96,472	19,569

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Fannie Mae
Ser. 383, Class 95, IO, 5 1/2s, 2022	$877,476	$127,761
Ser. 383, Class 97, IO, 5 1/2s, 2022	369,549	56,489
Ser. 383, Class 94, IO, 5 1/2s, 2022	441,044	85,511
Ser. 383, Class 96, IO, 5 1/2s, 2022	479,555	88,344
Ser. 386, Class 1, IO, 5s, 2037	95,482	22,931
Ser. 383, Class 2, IO, 5s, 2037	296,677	64,393
Ser. 383, Class 92, IO, 5s, 2022	383,724	63,469
Ser. 383, Class 93, IO, 5s, 2022	209,638	34,434
IFB Ser. 07-W6, Class 6A2, IO, 4.541s, 2037	2,388,059	225,433
IFB Ser. 06-90, Class SE, IO, 4.541s, 2036	2,574,148	299,103
IFB Ser. 03-66, Class SA, IO, 4.391s, 2033	3,185,381	338,947
IFB Ser. 07-W6, Class 5A2, IO, 4.031s, 2037	3,626,328	312,590
IFB Ser. 07-W4, Class 4A2, IO, 4.021s, 2037	15,749,880	1,357,640
IFB Ser. 07-W2, Class 3A2, IO, 4.021s, 2037	4,612,731	400,846
IFB Ser. 06-115, Class BI, IO, 4.001s, 2036	4,261,195	321,124
IFB Ser. 05-113, Class AI, IO, 3.971s, 2036	815,642	77,448
IFB Ser. 05-113, Class DI, IO, 3.971s, 2036	34,892,633	3,278,163
IFB Ser. 05-52, Class DC, IO, 3.941s, 2035	2,496,275	334,202
IFB Ser. 06-60, Class SI, IO, 3.891s, 2036	4,597,480	465,265
IFB Ser. 06-60, Class UI, IO, 3.891s, 2036	1,857,449	216,934
IFB Ser. 04-24, Class CS, IO, 3.891s, 2034	4,514,486	553,472
IFB Ser. 07-W7, Class 3A2, IO, 3.871s, 2037	6,653,907	642,972
IFB Ser. 03-122, Class SA, IO, 3.841s, 2028	5,542,931	425,503
IFB Ser. 03-122, Class SJ, IO, 3.841s, 2028	5,737,546	429,162
IFB Ser. 06-60, Class DI, IO, 3.811s, 2035	2,316,969	175,163
IFB Ser. 04-60, Class SW, IO, 3.791s, 2034	8,255,525	789,228
IFB Ser. 05-65, Class KI, IO, 3.741s, 2035	16,693,625	1,262,038
IFB Ser. 08-10, Class LI, IO, 3.721s, 2038	189,991	18,524
IFB Ser. 08-01, Class GI, IO, 3.701s, 2037	20,612,234	2,009,693
IFB Ser. 07-39, Class LI, IO, 3.511s, 2037	102,155	9,711
IFB Ser. 07-23, Class SI, IO, 3.511s, 2037	3,719,255	294,619
IFB Ser. 07-54, Class CI, IO, 3.501s, 2037	3,109,489	274,664
IFB Ser. 07-39, Class PI, IO, 3.501s, 2037	2,868,024	237,241
IFB Ser. 07-30, Class WI, IO, 3.501s, 2037	27,325,834	2,328,216
IFB Ser. 07-28, Class SE, IO, 3.491s, 2037	3,187,744	281,468
IFB Ser. 06-128, Class SH, IO, 3.491s, 2037	3,496,943	285,653
IFB Ser. 06-56, Class SM, IO, 3.491s, 2036	8,788,439	736,691
IFB Ser. 05-73, Class SI, IO, 3.491s, 2035	1,888,355	141,851
IFB Ser. 05-12, Class SC, IO, 3.491s, 2035	3,069,104	306,541
IFB Ser. 05-17, Class ES, IO, 3.491s, 2035	3,584,401	324,738
IFB Ser. 05-17, Class SY, IO, 3.491s, 2035	1,668,925	156,541
IFB Ser. 07-W5, Class 2A2, IO, 3.481s, 2037	1,460,396	127,785
IFB Ser. 07-30, Class IE, IO, 3.481s, 2037	8,736,457	910,243
IFB Ser. 06-123, Class CI, IO, 3.481s, 2037	7,189,349	624,805
IFB Ser. 06-123, Class UI, IO, 3.481s, 2037	3,158,583	272,270
IFB Ser. 05-82, Class SY, IO, 3.471s, 2035	7,303,408	522,924
IFB Ser. 05-45, Class EW, IO, 3.461s, 2035	2,534,844	222,405
IFB Ser. 05-45, Class SR, IO, 3.461s, 2035	9,691,838	839,323
IFB Ser. 07-15, Class BI, IO, 3.441s, 2037	5,091,936	422,116
IFB Ser. 06-126, Class CS, IO, 3.441s, 2037	2,002,267	165,489
IFB Ser. 06-16, Class SM, IO, 3.441s, 2036	2,735,604	248,647
IFB Ser. 05-95, Class CI, IO, 3.441s, 2035	4,245,714	400,375
IFB Ser. 05-84, Class SG, IO, 3.441s, 2035	7,052,022	652,312
IFB Ser. 05-57, Class NI, IO, 3.441s, 2035	1,610,242	148,536
IFB Ser. 05-54, Class SA, IO, 3.441s, 2035	6,927,011	603,931
IFB Ser. 05-23, Class SG, IO, 3.441s, 2035	5,402,140	516,086
IFB Ser. 05-17, Class SA, IO, 3.441s, 2035	4,747,102	421,234
IFB Ser. 05-17, Class SE, IO, 3.441s, 2035	5,169,988	437,709
IFB Ser. 05-57, Class DI, IO, 3.441s, 2035	10,508,625	846,995
IFB Ser. 05-83, Class QI, IO, 3.431s, 2035	1,149,910	124,454
IFB Ser. 06-128, Class GS, IO, 3.421s, 2037	3,487,965	300,778
IFB Ser. 06-114, Class IS, IO, 3.391s, 2036	3,593,957	292,124
IFB Ser. 06-116, Class ES, IO, 3.391s, 2036	2,557,754	209,864
IFB Ser. 06-115, Class GI, IO, 3.381s, 2036	3,428,665	338,325
IFB Ser. 06-115, Class IE, IO, 3.381s, 2036	2,740,374	254,584
IFB Ser. 06-117, Class SA, IO, 3.381s, 2036	4,099,094	327,202

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-121, Class SD, IO, 3.381s, 2036	$7,538,642	$612,138
IFB Ser. 06-109, Class SG, IO, 3.371s, 2036	4,840,894	405,667
IFB Ser. 06-104, Class IM, IO, 3.361s, 2036	1,774,441	148,297
IFB Ser. 06-104, Class SY, IO, 3.361s, 2036	2,627,248	212,605
IFB Ser. 06-109, Class SH, IO, 3.361s, 2036	3,702,435	351,039
Ser. 06-104, Class SG, IO, 3.341s, 2036	5,873,297	461,923
IFB Ser. 07-W6, Class 4A2, IO, 3.341s, 2037	14,792,700	1,294,361
IFB Ser. 06-128, Class SC, IO, 3.341s, 2037	11,464,743	922,488
IFB Ser. 06-43, Class SI, IO, 3.341s, 2036	10,598,147	854,264
IFB Ser. 06-44, Class IS, IO, 3.341s, 2036	5,078,302	477,479
IFB Ser. 06-8, Class JH, IO, 3.341s, 2036	12,719,784	1,096,089
IFB Ser. 05-122, Class SG, IO, 3.341s, 2035	2,773,422	257,393
IFB Ser. 05-95, Class OI, IO, 3.331s, 2035	659,598	64,401
IFB Ser. 06-92, Class JI, IO, 3.321s, 2036	2,649,408	213,615
IFB Ser. 06-92, Class LI, IO, 3.321s, 2036	4,041,115	327,641
IFB Ser. 06-96, Class ES, IO, 3.321s, 2036	4,433,640	313,492
IFB Ser. 06-99, Class AS, IO, 3.321s, 2036	3,076,471	263,346
IFB Ser. 06-85, Class TS, IO, 3.301s, 2036	6,037,608	487,036
IFB Ser. 06-61, Class SE, IO, 3.291s, 2036	6,024,294	456,780
IFB Ser. 07-75, Class PI, IO, 3.281s, 2037	4,347,516	351,149
IFB Ser. 07-76, Class SA, IO, 3.281s, 2037	4,861,498	341,229
IFB Ser. 07-W7, Class 2A2, IO, 3.271s, 2037	11,716,070	1,053,754
IFB Ser. 07-88, Class MI, IO, 3.261s, 2037	2,959,749	191,964
Ser. 06-94, Class NI, IO, 3.241s, 2036	2,864,646	193,364
IFB Ser. 07-116, Class IA, IO, 3.241s, 2037	16,609,202	1,411,782
IFB Ser. 07-103, Class AI, IO, 3.241s, 2037	20,210,773	1,730,042
IFB Ser. 07-1, Class NI, IO, 3.241s, 2037	10,615,266	868,371
IFB Ser. 07-15, Class NI, IO, 3.241s, 2022	5,415,020	402,877
IFB Ser. 08-3, Class SC, IO, 3.191s, 2038	3,149,158	274,813
IFB Ser. 07-109, Class XI, IO, 3.191s, 2037	2,607,646	175,716
IFB Ser. 07-109, Class YI, IO, 3.191s, 2037	4,758,428	369,359
IFB Ser. 07-W8, Class 2A2, IO, 3.191s, 2037	8,797,526	612,669
IFB Ser. 07-88, Class JI, IO, 3.191s, 2037	5,324,877	450,916
IFB Ser. 07-54, Class KI, IO, 3.181s, 2037	2,207,590	156,210
IFB Ser. 07-30, Class JS, IO, 3.181s, 2037	7,275,929	595,899
IFB Ser. 07-30, Class LI, IO, 3.181s, 2037	12,984,897	1,094,260
IFB Ser. 07-W2, Class 1A2, IO, 3.171s, 2037	3,006,632	275,209
IFB Ser. 07-106, Class SN, IO, 3.151s, 2037	4,755,221	368,125
IFB Ser. 07-54, Class IA, IO, 3.151s, 2037	3,872,915	306,839
IFB Ser. 07-54, Class IB, IO, 3.151s, 2037	3,872,915	306,839
IFB Ser. 07-54, Class IC, IO, 3.151s, 2037	3,872,915	306,839
IFB Ser. 07-54, Class ID, IO, 3.151s, 2037	3,872,915	306,839
IFB Ser. 07-54, Class IE, IO, 3.151s, 2037	3,872,915	306,839
IFB Ser. 07-54, Class IF, IO, 3.151s, 2037	5,761,828	480,092
IFB Ser. 07-54, Class NI, IO, 3.151s, 2037	3,340,374	254,497
IFB Ser. 07-54, Class UI, IO, 3.151s, 2037	4,872,676	374,467
IFB Ser. 07-109, Class AI, IO, 3.141s, 2037	14,257,825	1,157,735
IFB Ser. 07-91, Class AS, IO, 3.141s, 2037	2,839,188	222,331
IFB Ser. 07-91, Class HS, IO, 3.141s, 2037	3,312,806	282,494
IFB Ser. 07-15, Class CI, IO, 3.121s, 2037	13,416,803	1,056,748
IFB Ser. 06-123, Class BI, IO, 3.121s, 2037	16,326,574	1,268,999
IFB Ser. 06-115, Class JI, IO, 3.121s, 2036	9,716,683	795,796
IFB Ser. 07-109, Class PI, IO, 3.091s, 2037	4,535,070	332,997
IFB Ser. 06-123, Class LI, IO, 3.061s, 2037	6,466,442	514,567
IFB Ser. 08-1, Class NI, IO, 2.991s, 2037	7,749,892	581,242
IFB Ser. 07-116, Class BI, IO, 2.991s, 2037	15,237,474	1,142,811
IFB Ser. 08-01, Class AI, IO, 2.991s, 2037	25,539,246	2,055,986
IFB Ser. 08-10, Class GI, IO, 2.971s, 2038	5,263,896	406,796
IFB Ser. 08-1, Class HI, IO, 2.941s, 2037	11,887,676	933,052
IFB Ser. 07-39, Class AI, IO, 2.861s, 2037	6,768,157	518,449
IFB Ser. 07-32, Class SD, IO, 2.851s, 2037	4,606,736	391,932
IFB Ser. 07-30, Class UI, IO, 2.841s, 2037	3,749,072	318,136
IFB Ser. 07-32, Class SC, IO, 2.841s, 2037	6,113,997	444,402
IFB Ser. 07-1, Class CI, IO, 2.841s, 2037	4,382,456	318,364
IFB Ser. 05-74, Class SE, IO, 2.841s, 2035	8,452,482	594,049
IFB Ser. 05-14, Class SE, IO, 2.791s, 2035	6,024,839	559,016

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-58, Class IK, IO, 2.741s, 2035	$5,325,278	$464,195
IFB Ser. 08-1, Class BI, IO, 2.651s, 2038	24,283,007	1,524,730
IFB Ser. 07-75, Class ID, IO, 2.611s, 2037	3,948,405	269,431
Ser. 03-W12, Class 2, IO, 2.22s, 2043	4,600,842	393,766
Ser. 03-W10, Class 3, IO, 1.937s, 2043	6,875,534	499,692
Ser. 03-W10, Class 1, IO, 1.917s, 2043	18,017,305	1,416,975
Ser. 03-W8, Class 12, IO, 1.635s, 2042	32,869,707	2,210,899
Ser. 03-W17, Class 12, IO, 1.147s, 2033	8,698,106	255,829
Ser. 03-W19, IO, 1.093s, 2033	1,003,919	26,380
Ser. 03-T2, Class 2, IO, 0.808s, 2042	51,213,282	1,010,551
Ser. 03-W10, Class 3A, IO, 0.689s, 2043	691,195	9,746
Ser. 03-W3, Class 2IO1, IO, 0.681s, 2042	20,013,627	348,912
Ser. 03-W6, Class 51, IO, 0.671s, 2042	13,409,081	210,343
Ser. 03-18, Class X1, IO, 0.667s, 2042	23,729,169	205,051
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	16,203,797	1,003,015
Ser. 03-W10, Class 1A, IO, 0.646s, 2043	577,220	7,318
Ser. 01-T12, Class IO, 0.565s, 2041	22,847,164	353,939
Ser. 03-W2, Class 1, IO, 0.465s, 2042	26,387,468	282,897
Ser. 02-T4, IO, 0.448s, 2041	12,955,731	163,928
Ser. 01-50, Class B1, IO, 0.445s, 2041	3,305,838	37,207
Ser. 03-W3, Class 1, IO, 0.439s, 2042	17,834,062	188,226
Ser. 02-T1, Class IO, IO, 0.424s, 2031	20,557,022	215,676
Ser. 03-W6, Class 3, IO, 0.367s, 2042	18,918,070	179,703
Ser. 03-W6, Class 23, IO, 0.352s, 2042	19,628,553	174,042
Ser. 03-34, Class P1, Principal Only
(PO), zero %, 2043	93,617	70,021
Ser. 08-33, PO, zero %, 2038	483,490	332,399
Ser. 08-9, PO, zero %, 2038	348,244	243,771
Ser. 07-89, Class PO, PO, zero %, 2037	684,670	459,695
Ser. 07-64, Class LO, PO, zero %, 2037	1,737,181	1,275,752
Ser. 07-47, Class B0, PO, zero %, 2037	339,112	271,490
Ser. 07-14, Class KO, PO, zero %, 2037	797,312	558,263
Ser. 06-125, Class MO, PO, zero %, 2037	1,230,561	842,047
Ser. 06-125, Class OX, PO, zero %, 2037	323,686	238,324
Ser. 06-116, Class OD, PO, zero %, 2036	275,367	183,582
Ser. 06-84, Class OT, PO, zero %, 2036	142,921	112,849
Ser. 06-56, Class XF, zero %, 2036	291,620	302,410
Ser. 06-46, Class OC, PO, zero %, 2036	294,095	219,664
Ser. 06-16, Class OG, PO, zero %, 2036	110,552	72,249
Ser. 04-61, Class CO, PO, zero %, 2031	4,281,882	3,104,364
Ser. 07-15, Class IM, IO, zero %, 2009	4,185,152	1,565
Ser. 07-16, Class TS, IO, zero %, 2009	17,997,107	9,175
FRB Ser. 07-76, Class SF, zero %, 2037	175,400	170,612
FRB Ser. 06-115, Class SN, zero %, 2036	1,524,295	1,299,274
FRB Ser. 06-104, Class EK, zero %, 2036	394,277	320,408
FRB Ser. 05-117, Class GF, zero %, 2036	208,266	142,558
FRB Ser. 05-57, Class UL, zero %, 2035	2,735,568	1,921,093
FRB Ser. 05-36, Class QA, zero %, 2035	587,677	439,117
FRB Ser. 05-65, Class CU, zero %, 2034	388,539	429,765
FRB Ser. 05-81, Class DF, zero %, 2033	305,909	306,317
FRB Ser. 06-1, Class HF, zero %, 2032	274,903	235,411
IFB Ser. 06-75, Class FY, zero %, 2036	579,423	458,646

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	236,613	264,292
Ser. T-58, Class 4A, 7 1/2s, 2043	1,256,464	1,303,189
Ser. T-51, Class 2A, 7 1/2s, 2042	1,335,273	1,384,929
Ser. T-42, Class A5, 7 1/2s, 2042	887,350	969,813
Ser. T-41, Class 2A, 6.984s, 2032	93,878	99,009
IFB Ser. T-56, Class 2ASI, IO, 4.841s, 2043	2,385,229	286,227
Ser. T-56, Class A, IO, 0.524s, 2043	11,479,226	177,051
Ser. T-56, Class 3, IO, 0.367s, 2043	11,431,352	131,659
Ser. T-56, Class 1, IO, 0.282s, 2043	14,847,854	128,455
Ser. T-56, Class 2, IO, 0.022s, 2043	13,457,343	25,521

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	4,207,840	3,366,272

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

First Horizon Alternative Mortgage Securities
FRB Ser. 05-AA10, Class 2A1, 5.746s, 2035	$2,560,865	$1,536,519

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.683s, 2033	38,685,257	1,129,610

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	3,492,000	3,730,050
Ser. 97-C2, Class G, 7 1/2s, 2029	1,156,000	900,544

First Union-Lehman Brothers-Bank of America
144A Ser. 98-C2, Class G, 7s, 2035	4,500,000	3,154,050

Freddie Mac
IFB Ser. 3339, Class WS, 13.247s, 2037	1,835,303	2,364,986
IFB Ser. 3339, Class JS, 13.016s, 2037	1,586,865	1,944,656
IFB Ser. 3360, Class SB, 11.94s, 2037	1,351,790	1,816,047
IFB Ser. 3202, Class PS, 11.715s, 2036	938,935	1,131,425
IFB Ser. 3349, Class SA, 11.475s, 2037	6,198,681	7,441,436
IFB Ser. 3331, Class SE, 11.475s, 2037	1,499,944	1,767,987
IFB Ser. 3202, Class HM, 10.312s, 2036	680,295	787,469
IFB Ser. 3182, Class PS, 10 1/4s, 2032	2,513,882	2,965,654
IFB Ser. 3153, Class JS, 10.163s, 2036	75,937	86,354
IFB Ser. 3081, Class DC, 8.516s, 2035	1,562,188	1,683,630
IFB Ser. 3114, Class GK, 8.05s, 2036	1,101,107	1,145,136
IFB Ser. 2976, Class KL, 7.562s, 2035	2,877,731	2,995,009
IFB Ser. 2990, Class DP, 7.453s, 2034	2,468,039	2,603,321
IFB Ser. 2979, Class AS, 7.452s, 2034	692,006	726,721
IFB Ser. 3408, Class EK, 7.334s, 2037	4,679,462	4,761,203
IFB Ser. 3149, Class SU, 7.047s, 2036	1,353,230	1,295,296
IFB Ser. 3360, Class SC, 6.681s, 2037	2,909,844	2,949,289
IFB Ser. 3065, Class DC, 6.098s, 2035	2,536,967	2,453,648
IFB Ser. 3012, Class FS, 5.406s, 2035	73,165	78,981
IFB Ser. 2990, Class LB, 5.22s, 2034	2,954,809	2,725,819
IFB Ser. 2990, Class WP, 5.192s, 2035	1,680,886	1,726,785
IFB Ser. 2927, Class SI, IO, 3.913s, 2035	4,004,063	456,111
IFB Ser. 2828, Class GI, IO, 2.913s, 2034	4,755,855	607,335
IFB Ser. 3184, Class SP, IO, 2.763s, 2033	4,856,083	451,290
IFB Ser. 2869, Class SH, IO, 2.713s, 2034	2,091,180	137,392
IFB Ser. 2869, Class JS, IO, 2.663s, 2034	10,113,136	825,404
IFB Ser. 2882, Class LS, IO, 2.613s, 2034	4,528,819	428,938
IFB Ser. 3203, Class SH, IO, 2.553s, 2036	2,761,396	272,080
IFB Ser. 2815, Class PT, IO, 2.463s, 2032	4,706,107	605,718
IFB Ser. 2828, Class TI, IO, 2.463s, 2030	2,184,680	265,249
IFB Ser. 3397, Class GS, IO, 2.413s, 2037	2,559,900	225,676
IFB Ser. 3297, Class BI, IO, 2.173s, 2037	11,618,867	992,902
IFB Ser. 3287, Class SD, IO, 2.163s, 2037	4,604,762	388,803
IFB Ser. 3281, Class BI, IO, 2.163s, 2037	2,229,811	231,765
IFB Ser. 3281, Class CI, IO, 2.163s, 2037	3,554,591	413,714
IFB Ser. 3249, Class SI, IO, 2.163s, 2036	2,308,454	265,900
IFB Ser. 3028, Class ES, IO, 2.163s, 2035	11,857,978	1,111,911
IFB Ser. 2922, Class SE, IO, 2.163s, 2035	5,536,830	672,110
IFB Ser. 3045, Class DI, IO, 2.143s, 2035	12,110,977	1,004,763
IFB Ser. 3236, Class ES, IO, 2.113s, 2036	4,405,593	419,503
IFB Ser. 3136, Class NS, IO, 2.113s, 2036	6,982,896	579,797
IFB Ser. 3118, Class SD, IO, 2.113s, 2036	8,893,952	731,667
IFB Ser. 3107, Class DC, IO, 2.113s, 2035	12,588,959	1,194,012
IFB Ser. 2927, Class ES, IO, 2.113s, 2035	3,111,604	191,862
IFB Ser. 2950, Class SM, IO, 2.113s, 2016	6,220,367	609,462
IFB Ser. 3256, Class S, IO, 2.103s, 2036	5,280,088	485,240
IFB Ser. 3031, Class BI, IO, 2.102s, 2035	2,308,957	330,171
IFB Ser. 3244, Class SB, IO, 2.073s, 2036	3,199,119	330,856
IFB Ser. 3244, Class SG, IO, 2.073s, 2036	3,731,966	307,182
IFB Ser. 3236, Class IS, IO, 2.063s, 2036	5,793,451	481,436
IFB Ser. 2962, Class BS, IO, 2.063s, 2035	13,258,249	973,156
IFB Ser. 3114, Class TS, IO, 2.063s, 2030	24,684,505	2,123,114
IFB Ser. 3128, Class JI, IO, 2.043s, 2036	7,768,984	675,125
IFB Ser. 2990, Class LI, IO, 2.043s, 2034	4,513,702	519,666

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3240, Class S, IO, 2.033s, 2036	$11,225,704	$923,887
IFB Ser. 3229, Class BI, IO, 2.033s, 2036	1,011,688	105,364
IFB Ser. 3153, Class JI, IO, 2.033s, 2036	5,537,352	373,771
IFB Ser. 3065, Class DI, IO, 2.033s, 2035	1,757,750	222,456
IFB Ser. 3145, Class GI, IO, 2.013s, 2036	6,365,181	584,960
IFB Ser. 3114, Class GI, IO, 2.013s, 2036	2,636,475	221,322
IFB Ser. 3339, Class JI, IO, 2.003s, 2037	11,455,969	788,171
IFB Ser. 3218, Class AS, IO, 1.993s, 2036	4,017,501	317,065
IFB Ser. 3221, Class SI, IO, 1.993s, 2036	4,717,725	371,058
IFB Ser. 3153, Class UI, IO, 1.983s, 2036	11,882,400	1,159,984
IFB Ser. 3202, Class PI, IO, 1.953s, 2036	12,986,166	1,022,881
IFB Ser. 3355, Class MI, IO, 1.913s, 2037	3,013,804	237,732
IFB Ser. 3201, Class SG, IO, 1.913s, 2036	5,919,031	493,834
IFB Ser. 3203, Class SE, IO, 1.913s, 2036	5,332,496	439,309
IFB Ser. 3238, Class LI, IO, 1.903s, 2036	83,491	7,441
IFB Ser. 3171, Class PS, IO, 1.898s, 2036	5,162,267	409,884
IFB Ser. 3152, Class SY, IO, 1.893s, 2036	5,731,861	494,438
IFB Ser. 3366, Class SA, IO, 1.863s, 2037	155,648	12,221
IFB Ser. 3284, Class BI, IO, 1.863s, 2037	3,641,397	256,402
IFB Ser. 3260, Class SA, IO, 1.863s, 2037	3,643,680	261,008
IFB Ser. 3199, Class S, IO, 1.863s, 2036	3,139,673	260,352
IFB Ser. 3284, Class LI, IO, 1.853s, 2037	17,045,848	1,347,491
IFB Ser. 3281, Class AI, IO, 1.843s, 2037	13,590,917	1,128,850
IFB Ser. 3311, Class EI, IO, 1.823s, 2037	3,732,206	329,308
IFB Ser. 3311, Class IA, IO, 1.823s, 2037	5,491,229	460,815
IFB Ser. 3311, Class IB, IO, 1.823s, 2037	5,491,229	460,815
IFB Ser. 3311, Class IC, IO, 1.823s, 2037	5,491,229	460,815
IFB Ser. 3311, Class ID, IO, 1.823s, 2037	5,491,229	460,815
IFB Ser. 3311, Class IE, IO, 1.823s, 2037	7,874,527	660,817
IFB Ser. 3240, Class GS, IO, 1.793s, 2036	6,757,952	549,036
IFB Ser. 3416, Class BI, IO, 1.663s, 2038	328,182	24,861
IFB Ser. 3339, Class TI, IO, 1.553s, 2037	6,086,175	479,227
IFB Ser. 3284, Class CI, IO, 1.533s, 2037	10,334,579	747,748
IFB Ser. 3016, Class SQ, IO, 1.523s, 2035	4,822,629	308,764
IFB Ser. 3397, Class SQ, IO, 1.383s, 2037	13,592,284	917,017
IFB Ser. 3424, Class UI, IO, 1.173s, 2037	114,690	7,471
Ser. 3327, Class IF, IO, zero %, 2037	1,290,339	290,326
Ser. 3403, PO, zero %, 2037	127,950	98,072
Ser. 3369, Class BO, PO, zero %, 2037	87,049	62,082
Ser. 3391, PO, zero %, 2037	261,192	181,750
Ser. 3292, Class DO, PO, zero %, 2037	369,544	276,999
Ser. 3292, Class OA, PO, zero %, 2037	255,734	167,410
Ser. 3296, Class OK, PO, zero %, 2037	382,322	289,464
Ser. 3274, Class MO, PO, zero %, 2037	116,557	85,505
Ser. 3300, PO, zero %, 2037	2,730,877	1,996,817
Ser. 3252, Class LO, PO, zero %, 2036	1,522,060	1,147,355
Ser. 3255, Class CO, PO, zero %, 2036	521,685	348,553
Ser. 3218, Class AO, PO, zero %, 2036	129,869	89,246
Ser. 3206, Class EO, PO, zero %, 2036	215,826	171,459
Ser. 3175, Class MO, PO, zero %, 2036	556,310	385,861
Ser. 3210, PO, zero %, 2036	96,682	68,326
Ser. 3139, Class CO, PO, zero %, 2036	1,349,086	1,018,584
Ser. 2587, Class CO, PO, zero %, 2032	4,456,302	3,631,513
FRB Ser. 3349, Class DO, zero %, 2037	324,602	277,140
FRB Ser. 3326, Class XF, zero %, 2037	1,933,785	1,402,451
FRB Ser. 3326, Class YF, zero %, 2037	4,117,643	3,652,036
FRB Ser. 3263, Class TA, zero %, 2037	407,676	333,241
FRB Ser. 3241, Class FH, zero %, 2036	864,105	692,734
FRB Ser. 3341, Class FA, zero %, 2036	123,147	116,258
FRB Ser. 3231, Class XB, zero %, 2036	652,257	588,441
FRB Ser. 3283, Class HF, zero %, 2036	109,560	111,537
FRB Ser. 3231, Class X, zero %, 2036	496,414	410,151
FRB Ser. 3147, Class SF, zero %, 2036	1,845,061	1,061,322
FRB Ser. 3117, Class AF, zero %, 2036	253,341	258,020
FRB Ser. 3326, Class WF, zero %, 2035	2,769,472	1,894,579
FRB Ser. 3036, Class AS, zero %, 2035	262,011	249,892
FRB Ser. 3003, Class XF, zero %, 2035	2,611,487	1,867,751

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.073s, 2043	$118,959,378	$704,992
Ser. 07-C1, Class XC, IO, 0.066s, 2019	240,794,655	1,237,424
Ser. 05-C3, Class XC, IO, 0.064s, 2045	288,219,731	966,490

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.895s, 2036	488,000	498,380
Ser. 01-C2, Class A1, 6 1/4s, 2034	22,389	22,215
Ser. 97-C1, Class X, IO, 1.259s, 2029	4,527,771	180,658
Ser. 05-C1, Class X1, IO, 0.185s, 2043	99,615,377	903,627

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	2,095,341	1,997,591
Ser. 06-C1, Class XC, IO, 0.071s, 2045	171,295,038	647,454

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 15.93s, 2037	3,684,121	4,774,695
IFB Ser. 07-44, Class SP, 14.1s, 2036	2,007,717	2,461,911
IFB Ser. 06-34, Class SA, 13 7/8s, 2036	421,846	501,792
IFB Ser. 07-51, Class SP, 13.815s, 2037	2,045,708	2,453,659
IFB Ser. 07-35, Class DK, 11.801s, 2035	954,681	1,112,299
IFB Ser. 05-7, Class JM, 7.31s, 2034	2,762,522	2,835,096
IFB Ser. 05-66, Class SP, 5.938s, 2035	1,521,302	1,513,066
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	74,359	15,244
IFB Ser. 06-69, Class SI, IO, 3.103s, 2036	99,508	8,654
IFB Ser. 06-62, Class SI, IO, 3.103s, 2036	4,123,124	354,638
IFB Ser. 07-1, Class SL, IO, 3.083s, 2037	1,906,813	157,123
IFB Ser. 07-1, Class SM, IO, 3.073s, 2037	1,906,118	156,698
IFB Ser. 05-68, Class PU, IO, 3.023s, 2032	84,242	8,006
IFB Ser. 07-49, Class NY, IO, 2.823s, 2035	13,879,935	1,227,597
IFB Ser. 04-59, Class SC, IO, 2.731s, 2034	2,500,849	235,327
IFB Ser. 07-26, Class SG, IO, 2.573s, 2037	6,183,099	573,011
IFB Ser. 07-9, Class BI, IO, 2.543s, 2037	12,082,548	1,090,787
IFB Ser. 07-31, Class CI, IO, 2.533s, 2037	3,174,550	200,619
IFB Ser. 07-25, Class SA, IO, 2.523s, 2037	4,240,403	326,553
IFB Ser. 07-25, Class SB, IO, 2.523s, 2037	8,227,762	739,712
IFB Ser. 07-22, Class S, IO, 2.523s, 2037	3,473,799	326,819
IFB Ser. 07-11, Class SA, IO, 2.523s, 2037	3,254,930	239,920
IFB Ser. 07-14, Class SB, IO, 2.523s, 2037	3,151,427	252,662
IFB Ser. 06-69, Class SA, IO, 2.523s, 2036	190,855	12,952
IFB Ser. 07-51, Class SJ, IO, 2.473s, 2037	4,078,214	374,252
IFB Ser. 07-58, Class PS, IO, 2.423s, 2037	16,839,329	1,473,711
IFB Ser. 07-59, Class PS, IO, 2.393s, 2037	3,122,584	260,461
IFB Ser. 07-59, Class SP, IO, 2.393s, 2037	8,350,699	708,440
IFB Ser. 07-68, Class PI, IO, 2.373s, 2037	4,262,140	306,353
IFB Ser. 06-38, Class SG, IO, 2.373s, 2033	12,420,460	974,964
IFB Ser. 07-26, Class SD, IO, 2.331s, 2037	6,006,914	473,345
IFB Ser. 07-26, Class SL, IO, 2.331s, 2037	615,298	59,998
IFB Ser. 07-53, Class SG, IO, 2.323s, 2037	2,339,619	156,663
IFB Ser. 08-3, Class SA, IO, 2.273s, 2038	7,359,810	571,450
IFB Ser. 07-79, Class SY, IO, 2.273s, 2037	11,732,714	798,998
IFB Ser. 07-64, Class AI, IO, 2.273s, 2037	32,652,025	2,565,286
IFB Ser. 07-53, Class ES, IO, 2.273s, 2037	3,363,790	203,863
IFB Ser. 07-10, Class SB, IO, 2.243s, 2037	534,956	47,140
IFB Ser. 08-4, Class SA, IO, 2.239s, 2038	17,762,491	1,219,732
IFB Ser. 07-67, Class SI, IO, 2.233s, 2037	13,958,416	946,688
IFB Ser. 07-9, Class DI, IO, 2.233s, 2037	6,086,948	362,006
IFB Ser. 07-57, Class QA, IO, 2.223s, 2037	7,973,773	610,065
IFB Ser. 07-58, Class SA, IO, 2.223s, 2037	26,252,326	1,792,561
IFB Ser. 07-58, Class SC, IO, 2.223s, 2037	5,456,738	378,093
IFB Ser. 07-61, Class SA, IO, 2.223s, 2037	4,261,488	328,911
IFB Ser. 07-53, Class SC, IO, 2.223s, 2037	3,684,311	250,383
IFB Ser. 06-28, Class GI, IO, 2.223s, 2035	5,207,306	320,134
IFB Ser. 07-58, Class SD, IO, 2.213s, 2037	5,173,652	360,256
IFB Ser. 07-59, Class SD, IO, 2.193s, 2037	13,426,206	898,173
IFB Ser. 06-49, Class SA, IO, 2.183s, 2036	226,792	17,830
IFB Ser. 07-48, Class SB, IO, 2.181s, 2037	4,853,358	349,320
IFB Ser. 07-17, Class AI, IO, 2.081s, 2037	13,578,575	1,076,156
IFB Ser. 05-65, Class SI, IO, 2.073s, 2035	4,964,990	403,386

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Government Nat ional Mortgage Association
IFB Ser. 07-9, Class AI, IO, 2.031s, 2037	$5,143,210	$383,113
IFB Ser. 07-17, Class IB, IO, 1.973s, 2037	2,575,672	191,444
IFB Ser. 06-10, Class SM, IO, 1.973s, 2036	22,561,401	1,805,677
IFB Ser. 06-14, Class S, IO, 1.973s, 2036	4,875,886	335,636
IFB Ser. 06-11, Class ST, IO, 1.963s, 2036	3,059,472	248,467
IFB Ser. 07-26, Class SW, IO, 1.923s, 2037	49,447,882	3,293,081
IFB Ser. 07-27, Class SD, IO, 1.923s, 2037	3,065,650	205,113
IFB Ser. 07-19, Class SJ, IO, 1.923s, 2037	5,197,454	323,905
IFB Ser. 07-23, Class ST, IO, 1.923s, 2037	6,524,048	392,480
IFB Ser. 07-8, Class SA, IO, 1.923s, 2037	4,586,502	304,755
IFB Ser. 07-9, Class CI, IO, 1.923s, 2037	7,906,313	609,673
IFB Ser. 07-7, Class EI, IO, 1.923s, 2037	5,402,015	336,124
IFB Ser. 07-7, Class JI, IO, 1.923s, 2037	8,595,084	558,680
IFB Ser. 07-1, Class S, IO, 1.923s, 2037	6,784,447	424,055
IFB Ser. 07-3, Class SA, IO, 1.923s, 2037	6,475,596	403,663
IFB Ser. 07-17, Class IC, IO, 1.781s, 2037	8,040,293	583,524
IFB Ser. 07-25, Class KS, IO, 1.731s, 2037	1,127,906	100,987
IFB Ser. 07-21, Class S, IO, 1.731s, 2037	7,018,286	460,063
IFB Ser. 07-73, Class MI, IO, 1.723s, 2037	14,558,072	811,176
IFB Ser. 07-31, Class AI, IO, 1.711s, 2037	3,501,270	233,545
IFB Ser. 07-43, Class SC, IO, 1.631s, 2037	4,329,042	273,535
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	7,533,076	3,121
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	22,057,772	9,128
Ser. 07-73, Class MO, PO, zero %, 2037	1,119,852	740,681
Ser. 99-31, Class MP, PO, zero %, 2029	78,706	59,921
FRB Ser. 07-73, Class KI, IO, zero %, 2037	11,198,517	168,594
FRB Ser. 07-73, Class KM, zero %, 2037	1,119,852	823,233
FRB Ser. 07-49, Class UF, zero %, 2037	302,714	195,962
FRB Ser. 07-35, Class UF, zero %, 2037	537,489	359,279
FRB Ser. 07-22, Class TA, zero %, 2037	346,793	254,015
FRB Ser. 98-2, Class EA, PO, zero %, 2028	714,171	586,703

Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 3.271s, 2045	6,455,523	151,705

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.062s, 2037	234,850,005	516,670

Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.323s, 2039	33,022,341	554,775
Ser. 05-GG3, Class XC, IO, 0.229s, 2042	120,545,875	1,581,562

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	3,813,000	3,043,667
Ser. 06-GG6, Class A2, 5.506s, 2038	3,917,000	3,634,976
Ser. 05-GG4, Class A4, 4.761s, 2039	127,000	97,428

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,627,000	1,380,021
FRB Ser. 07-EOP, Class J, 4.895s, 2009	610,000	469,700
Ser. 06-GG8, Class X, IO, 0.671s, 2039	35,623,865	744,539
Ser. 04-C1, Class X1, IO, 0.312s, 2028	21,731,264	121,695
Ser. 03-C1, Class X1, IO, 0.24s, 2040	26,855,412	495,225
Ser. 05-GG4, Class XC, IO, 0.194s, 2039	130,092,358	1,509,071
Ser. 06-GG6, Class XC, IO, 0.046s, 2038	145,968,645	291,937

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	326,833	332,524
Ser. 05-RP3, Class 1A3, 8s, 2035	972,759	971,223
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	749,070	730,269

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	1,037,178	1,045,117
Ser. 05-RP1, Class 1A3, 8s, 2035	111,221	112,561
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,153,465	1,144,407
IFB Ser. 04-4, Class 1AS, IO, 2.895s, 2034	9,934,879	608,015

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.837s, 2035	2,163,004	1,535,733

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	312,283	26,544

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.131s, 2037	$5,053,764	$3,386,022

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 3.369s, 2037	6,786,448	5,484,828

IndyMac Index Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1, 5.636s, 2036	6,146,463	3,810,807
FRB Ser. 07-AR11, Class 1A1, 5.628s, 2037	4,620,315	2,541,173

JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	1,171,000	993,242
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	8,761,000	5,278,183
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	41,526,000	32,819,742
Ser. 07-CB20, Class A3, 5.863s, 2051	9,549,000	7,460,321
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	4,755,000	3,651,840
Ser. 06-CB15, Class A4, 5.814s, 2043	6,028,000	4,813,513
Ser. 07-CB20, Class A4, 5.794s, 2051	6,219,000	4,696,786
Ser. 06-CB14, Class A4, 5.481s, 2044	5,624,000	4,562,334
FRB Ser. 04-PNC1, Class A4, 5.368s, 2041	48,000	40,027
Ser. 05-CB12, Class A4, 4.895s, 2037	128,000	99,456
Ser. 04-C3, Class A5, 4.878s, 2042	122,000	96,282
Ser. 05-LDP2, Class AM, 4.78s, 2042	2,030,000	1,446,763
Ser. 06-LDP8, Class X, IO, 0.573s, 2045	47,323,238	1,233,381
Ser. 06-CB17, Class X, IO, 0.513s, 2043	57,549,416	1,240,765
Ser. 06-LDP9, Class X, IO, 0.455s, 2047	36,596,723	640,443
Ser. 07-LDPX, Class X, IO, 0.347s, 2049	71,036,929	899,328
Ser. 06-CB16, Class X1, IO, 0.093s, 2045	53,915,718	588,291
Ser. 06-LDP7, Class X, IO, 0.009s, 2045	296,898,425	187,046

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	1,515,000	1,486,401
Ser. 03-ML1A, Class X1, IO, 0.578s, 2039	15,946,002	413,001
Ser. 05-LDP2, Class X1, IO, 0.19s, 2042	234,889,305	2,569,689
Ser. 05-LDP1, Class X1, IO, 0.153s, 2046 F	68,780,962	459,954
Ser. 05-CB12, Class X1, IO, 0.107s, 2037 F	68,336,042	486,884
Ser. 05-LDP3, Class X1, IO, 0.085s, 2042	170,031,967	822,955
Ser. 07-CB20, Class X1, IO, 0.074s, 2051	121,566,576	892,299
Ser. 06-CB14, Class X1, IO, 0.063s, 2044 F	58,047,565	172,733
Ser. 06-LDP6, Class X1, IO, 0.063s, 2043	94,728,480	310,709
Ser. 05-LDP5, Class X1, IO, 0.061s, 2044	442,624,119	1,314,594

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	926,463	793,052
Ser. 99-C1, Class G, 6.41s, 2031	991,777	543,791
Ser. 98-C4, Class G, 5.6s, 2035	784,000	732,848
Ser. 98-C4, Class H, 5.6s, 2035	1,328,000	770,306

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	43,000	40,050
Ser. 07-C6, Class A2, 5.845s, 2012	12,934,000	11,276,455
Ser. 04-C7, Class A6, 4.786s, 2029	2,341,000	1,911,614
Ser. 07-C2, Class XW, IO, 0.536s, 2040	15,387,135	389,239

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.718s, 2038	40,955,721	1,274,952
Ser. 03-C5, Class XCL, IO, 0.256s, 2037	21,754,227	420,704
Ser. 05-C3, Class XCL, IO, 0.209s, 2040	69,894,938	1,086,803
Ser. 05-C2, Class XCL, IO, 0.167s, 2040	214,198,993	1,693,072
Ser. 05-C5, Class XCL, IO, 0.139s, 2020	104,519,438	1,090,190
Ser. 05-C7, Class XCL, IO, 0.096s, 2040	155,434,264	986,635
Ser. 06-C1, Class XCL, IO, 0.086s, 2041	166,336,826	1,330,761
Ser. 06-C7, Class XCL, IO, 0.082s, 2038	63,418,366	792,926
Ser. 07-C2, Class XCL, IO, 0.077s, 2040	132,222,012	1,224,482

Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 5.51s, 2017	826,000	578,200
FRB Ser. 05-LLFA, Class J, 5.36s, 2018	534,000	400,500

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 21.368s, 2036	847,609	1,022,396
IFB Ser. 07-5, Class 4A3, 20.528s, 2037	2,587,168	2,457,809
IFB Ser. 06-7, Class 4A2, IO, 4.491s, 2036	4,215,572	353,825

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Lehman Mortgage Trust
IFB Ser. 07-5, Class 8A2, IO, 4.461s, 2036	$4,497,967	$371,174
Ser. 07-1, Class 3A2, IO, 3.991s, 2037	5,105,151	706,825
IFB Ser. 06-9, Class 3A2, IO, 3.971s, 2037	2,922,795	275,068
IFB Ser. 07-4, Class 3A2, IO, 3.941s, 2037	4,113,376	362,066
IFB Ser. 06-5, Class 2A2, IO, 3.891s, 2036	8,719,089	697,527
IFB Ser. 07-2, Class 2A13, IO, 3.431s, 2037	7,266,357	581,309
IFB Ser. 07-4, Class 2A2, IO, 3.411s, 2037	17,816,323	1,425,306
IFB Ser. 07-1, Class 2A3, IO, 3.371s, 2037	8,093,633	637,374
Ser. 06-9, Class 2A3, IO, 3.361s, 2036	10,116,290	750,498
IFB Ser. 06-9, Class 2A2, IO, 3.361s, 2037	7,488,567	547,515
IFB Ser. 06-8, Class 2A2, IO, 3.321s, 2036	659,810	51,960
IFB Ser. 06-7, Class 2A4, IO, 3.291s, 2036	14,417,766	1,189,466
IFB Ser. 06-7, Class 2A5, IO, 3.291s, 2036	13,516,049	1,061,010
IFB Ser. 06-6, Class 1A2, IO, 3.241s, 2036	5,226,249	418,100
IFB Ser. 06-6, Class 1A3, IO, 3.241s, 2036	7,610,181	599,302
IFB Ser. 07-5, Class 10A2, IO, 3.081s, 2037	8,270,184	640,939

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 6.095s, 2034	180,305	115,262
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	3,642,000	2,972,132
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	2,366,611	17,011
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	6,432,490	22,115

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	2,036,696	2,159,717
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,485,616	1,515,768

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 3.86s, 2027	6,267,331	4,966,894

Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0 1/8s, 2049	124,527,965	1,536,644

Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.06s, 2022	1,221,546	1,074,960
Ser. 06-1, Class X1A, IO, 1.515s, 2022	21,439,717	112,344

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.876s, 2030	826,000	829,510
FRB Ser. 05-A9, Class 3A1, 5.276s, 2035	5,390,570	3,989,022
Ser. 96-C2, Class JS, IO, 2.261s, 2028	900,804	58,012

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	2,626,000	2,198,954
FRB Ser. 07-C1, Class A4, 5.829s, 2050	2,411,000	1,826,812
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	125,000	100,041
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	121,000	93,775
Ser. 05-MCP1, Class XC, IO, 0.123s, 2043	85,794,949	783,450

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.259s, 2039	18,838,870	289,959
Ser. 05-LC1, Class X, IO, 0.101s, 2044	47,104,109	252,930

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	5,421,000	4,512,983
FRB Ser. 07-8, Class A2, 5.92s, 2049 F	4,620,000	4,475,701
Ser. 07-9, Class A4, 5.748s, 2049	11,070,000	8,495,965

Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-3, Class XC, IO, 0.113s, 2046	70,633,343	796,490
Ser. 06-1, Class X, IO, 0.077s, 2039	124,618,884	348,205
Ser. 07-7, Class X, IO, 0.019s, 2050	252,651,987	528,968

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.795s, 2037 F	4,031,454	876,594
Ser. 04-C2, Class X, IO, 6.004s, 2040 F	1,918,999	419,778
Ser. 05-C3, Class X, IO, 5.555s, 2044 F	3,670,130	776,586
Ser. 06-C4, Class X, IO, 5.074s, 2016 F	12,602,298	2,387,337

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.597s, 2043	12,529,658	375,890

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	1,780,000	1,397,478
FRB Ser. 06-IQ11, Class A4, 5.772s, 2042	6,028,000	5,390,898

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Morgan Stanley Capital I
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	$2,866,000	$1,800,993
Ser. 05-HQ6, Class A4A, 4.989s, 2042	5,354,000	4,338,014
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,771,000	2,271,112

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	1,350,000	607,500
Ser. 04-RR, Class F6, 6s, 2039	2,030,000	812,000
Ser. 07-HQ13, Class X1, IO, 0.671s, 2044	60,510,823	1,429,871
Ser. 05-HQ6, Class X1, IO, 0.116s, 2042	110,954,553	915,075
Ser. 05-HQ5, Class X1, IO, 0.094s, 2042	28,272,737	160,306

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.973s, 2035	4,632,321	2,779,392

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.113s, 2030	1,389,000	1,250,100

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.433s, 2035	601,168	531,317

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	309,011	309,069

Permanent Financing PLC 144A FRB Ser. 9A,
Class 3A, 2.917s, 2033 (United Kingdom)	4,086,000	3,377,443

Permanent Master Issuer PLC FRB Ser. 07-1,
Class 4A, 4.833s, 2033 (United Kingdom)	4,962,000	4,411,218

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	4,971,000	4,645,897
Ser. 00-C1, Class J, 6 5/8s, 2010	309,000	172,159
Ser. 00-C2, Class J, 6.22s, 2033	1,499,000	1,071,785

Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	163,595	161,389

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	1,945,357	1,293,663
IFB Ser. 07-A3, Class 2A2, IO, 3.431s, 2037	16,706,258	1,211,204

Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	4,340,744	3,870,047

Saco I Trust FRB Ser. 05-10, Class 1A1,
3.519s, 2033	1,343,641	524,020

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.666s, 2036	31,894,693	1,262,083

SBA CMBS Trust 144A Ser. 05-1A, Class D,
6.219s, 2035	770,000	562,100

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	993,000	853,980
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	673,000	457,640
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	443,000	310,100

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	14,301,717	8,294,996
FRB Ser. 05-18, Class 6A1, 5.256s, 2035	2,515,843	1,761,090
Ser. 04-8, Class 1A3, 5.127s, 2034	11,906	9,110
Ser. 05-9, Class AX, IO, 1.409s, 2035	23,095,188	424,259

Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
3.609s, 2034	795,510	596,632

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.01s, 2037	51,621,128	3,355,373
Ser. 07-4, Class 1A4, IO, 1s, 2037	53,810,462	1,138,602

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 2.577s, 2037	17,661,145	861,864
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	9,224,997	804,949

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.903s, 2051	4,252,000	3,300,062
Ser. 07-C30, Class A3, 5.246s, 2043	2,486,000	2,158,457
Ser. 04-C15, Class A4, 4.803s, 2041	4,128,000	3,318,285
Ser. 06-C28, Class XC, IO, 0.38s, 2048	28,292,828	414,773
Ser. 06-C29, IO, 0 3/8s, 2048	122,782,386	1,937,506
Ser. 07-C34, IO, 0.356s, 2046	29,147,719	458,494

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (55.8%)* cont.	amount	Value

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 7.86s, 2018	$944,000	$755,200
Ser. 03-C3, Class IOI, IO, 0.421s, 2035	20,359,325	547,174
Ser. 07-C31, IO, 0.261s, 2047	119,734,356	1,291,934
Ser. 05-C18, Class XC, IO, 0.104s, 2042	49,728,644	307,820
Ser. 06-C27, Class XC, IO, 0.078s, 2045	61,568,731	338,628
Ser. 06-C23, Class XC, IO, 0.055s, 2045	293,928,836	1,193,351
Ser. 06-C26, Class XC, IO, 0.039s, 2045	21,917,490	41,643

WAMU Commercial Mortgage Securities
Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	219,000	95,944
Ser. 06-SL1, Class X, IO, 0.936s, 2043	10,135,018	317,226
Ser. 07-SL2, Class X, IO, 0.851s, 2049	20,733,910	576,403

WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR1, Class A, 4.229s, 2034	512,224	414,902

Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO, 7s, 2037	1,135,267	175,966

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.189s, 2031 (Cayman Islands) 1,793,000		1,579,875

Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 4.871s, 2036	2,988,557	2,419,447
Ser. 05-AR2, Class 2A1, 4.549s, 2035	1,559,021	1,147,678
Ser. 05-AR9, Class 1A2, 4.42s, 2035	1,079,970	453,588
Ser. 04-R, Class 2A1, 4.366s, 2034	1,507,765	1,216,755
Ser. 05-AR12, Class 2A5, 4.345s, 2035	23,270,000	16,888,930
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	56,771,000	135,765
Total collateralized mortgage obligations
(cost $908,336,345)		$876,553,047

CORPORATE BONDS	Principal
AND NOTES (21.2%)*	amount	Value

Basic materials (1.0%)
ArcelorMittal 144A notes 6 1/8s,
2018 (Luxembourg)	$1,080,000	$744,176

BHP Billton Finance USA, Ltd. company
guaranty unsec. notes 5.4s, 2017 (Australia)	850,000	683,849

BHP Billton Finance USA, Ltd. company
guaranty unsec. notes 5 1/8s, 2012 (Australia)	435,000	418,721

Domtar Corp. company guaranty Ser. *,
7 7/8s, 2011 (Canada)	410,000	352,600

Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009	4,165,000	4,225,549

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	2,240,000	1,752,800

Georgia-Pacific Corp. debs. 9 1/2s, 2011	830,000	709,650

Georgia-Pacific Corp. notes 8 1/8s, 2011	820,000	692,900

International Paper Co. bonds 7.95s, 2018	525,000	425,200

International Paper Co. bonds 7.4s, 2014	150,000	126,576

Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	570,000	472,667

Monsanto Co. company guaranty sr. unsec.
notes 5 7/8s, 2038	440,000	368,629

Monsanto Co. sr. unsec. unsub. notes
5 1/8s, 2018	305,000	268,257

Mosaic Co. (The) 144A sr. unsec. unsub.
notes 7 5/8s, 2016	795,000	694,250

Steel Dynamics, Inc. company guaranty sr.
unsec. unsub. notes 7 3/8s, 2012	985,000	732,594

Steel Dynamics, Inc. company guaranty sr.
unsec. unsub. notes 6 3/4s, 2015	1,520,000	995,600

Westvaco Corp. unsec. notes 7 1/2s, 2027	216,000	174,642

Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	1,010,000	772,934

		14,611,594

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Capital goods (0.9%)
Caterpillar Financial Services Corp.
sr. unsec. notes 4.85s, 2012	$2,060,000	$1,913,631

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.85s, 2017	1,315,000	1,147,850

Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6.55s,
2037 (Luxembourg)	685,000	541,506

Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6s,
2017 (Luxembourg)	785,000	684,504

Eaton Corp. notes 5.6s, 2018	1,025,000	912,106

John Deere Capital Corp. sr. unsec. notes
Ser. MTN, 5.35s, 2018	490,000	417,726

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	750,000	622,500

L-3 Communications Corp. sr. sub.
notes 5 7/8s, 2015	640,000	524,800

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)	1,085,000	1,012,062

Parker Hannifin Corp. sr. unsec.
unsub. notes 6 1/4s, 2038	715,000	594,799

Parker Hannifin Corp. sr. unsec.
unsub. notes 5 1/2s, 2018	325,000	284,906

Rexam PLC 144A bond 6 3/4s, 2013
(United Kingdom)	3,300,000	3,329,145

United Technologies Corp. sr.
unsec. notes 6 1/8s, 2038	995,000	858,212

United Technologies Corp. sr.
unsec. notes 5 3/8s, 2017	1,785,000	1,612,136

		14,455,883
Communication services (2.0%)
American Tower Corp. 144A sr. notes 7s, 2017	1,760,000	1,531,200

Ameritech Capital Funding company
guaranty 6 1/4s, 2009	1,140,000	1,159,471

AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	1,536,000	1,428,721

AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	990,000	987,908

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	370,000	314,371

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	5,050,000	3,893,474

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013	1,570,000	1,480,566

Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	980,000	867,143

British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)	2,570,000	2,224,566

France Telecom notes 8 1/2s, 2031 (France)	560,000	527,666

Nextel Communications, Inc. sr. notes
Ser. E, 6 7/8s, 2013	830,000	481,085

Nextel Communications, Inc. sr. notes
Ser. F, 5.95s, 2014	3,670,000	1,981,800

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada) S	1,650,000	1,473,359

Southwestern Bell Telephone debs. 7s, 2027	1,245,000	917,737

Telecom Italia Capital SA company guaranty
7.2s, 2036 (Luxembourg)	515,000	331,794

Telecom Italia Capital SA company guaranty
5 1/4s, 2015 (Luxembourg)	1,320,000	905,396

Telecom Italia Capital SA company guaranty
5 1/4s, 2013 (Luxembourg)	255,000	193,554

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Communication services cont.
Telecom Italia Capital SA company guaranty
4s, 2010 (Luxembourg)	$525,000	$502,472

Telefonica Emisones SAU company guaranty
7.045s, 2036 (Spain)	1,055,000	814,167

Telefonica Emisones SAU company guaranty
6.421s, 2016 (Spain)	370,000	317,046

Telefonica Emisones SAU company guaranty
6.221s, 2017 (Spain)	565,000	476,871

Telefonica Europe BV company guaranty 8 1/4s,
2030 (Netherlands)	725,000	647,643

Telus Corp. notes 8s, 2011 (Canada)	1,465,000	1,439,755

Verizon Communications, Inc. sr. unsec. unsub.
notes 8.95s, 2039	455,000	441,426

Verizon Communications, Inc. sr. unsec. unsub.
notes 8 3/4s, 2018	95,000	94,390

Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,600,000	2,437,705

Verizon New Jersey, Inc. debs. 8s, 2022	1,050,000	930,622

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	1,305,000	1,134,236

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	369,000	314,489

Vodafone Group PLC unsec. notes 6.15s, 2037
(United Kingdom)	2,090,000	1,565,370

		31,816,003
Conglomerates (0.1%)
Honeywell International, Inc. sr. unsec.
notes 5.3s, 2018	630,000	550,893

Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	920,000	825,706

		1,376,599
Consumer cyclicals (0.8%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	765,000	612,000

D.R. Horton, Inc. sr. notes 5 7/8s, 2013	895,000	608,600

Daimler Chrysler NA Holding Corp. company
guaranty unsec. notes 7.2s, 2009	3,190,000	2,961,172

Daimler Chrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011	2,350,000	1,881,814

Ford Motor Credit Co., LLC notes 6 3/8s, 2008	1,360,000	1,360,000

JC Penney Co., Inc. debs. 7.65s, 2016	185,000	154,416

JC Penney Co., Inc. notes 6 7/8s, 2015	465,000	380,387

Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	210,000	161,294

Omnicom Group, Inc. sr. notes 5.9s, 2016	885,000	698,281

Starwood Hotels & Resorts Worldwide, Inc.
sr. unsec. notes 6 1/4s, 2013	1,255,000	923,334

Target Corp. bonds 6 1/2s, 2037	1,605,000	1,155,234

Vulcan Materials Co. sr. unsec. unsub. notes
5.6s, 2012	1,195,000	1,179,492

Wal-Mart Stores, Inc. sr. unsec. notes 6.2s, 2038	595,000	508,772

		12,584,796
Consumer staples (2.3%)
Campbell Soup Co. debs. 8 7/8s, 2021	1,185,000	1,402,975

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	1,295,000	1,264,400

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	745,000	607,468

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	575,000	572,204

Cox Communications, Inc. notes 7 1/8s, 2012	565,000	539,626

Cox Communications, Inc. 144A notes 5 7/8s, 2016 S	650,000	537,812

Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	250,000	241,119

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Consumer staples cont.
CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	$1,575,096	$1,582,608

CVS Corp. sr. unsecd. notes 6 1/8s, 2016	5,000	4,184

Delhaize Group sr. unsub. notes
6 1/2s, 2017 (Belgium) S	790,000	641,377

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	575,000	494,320

Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	245,000	228,429

Diageo PLC company guaranty 8s, 2022	1,115,000	1,054,797

Estee Lauder Cos., Inc. (The)
sr. unsec. notes 6s, 2037	1,440,000	981,773

Estee Lauder Cos., Inc. (The)
sr. unsec. notes 5.55s, 2017	380,000	310,348

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	985,000	912,621

Kellogg Co. sr. unsub. 5 1/8s, 2012	225,000	215,831

Kraft Foods, Inc. notes 6 1/8s, 2018	1,210,000	1,012,402

Kroger Co. company guaranty 6 3/4s, 2012	5,000	4,874

Kroger Co. company guaranty 6.4s, 2017	1,005,000	874,428

Kroger Co. sr. notes 6.15s, 2020	330,000	265,083

McDonald’s Corp. sr. unsec.
Ser. MTN, 6.3s, 2038	1,120,000	978,279

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	880,000	771,686

McDonald’s Corp. sr. unsec. bond 5.8s, 2017	445,000	419,832

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	1,430,000	1,206,507

News America Holdings, Inc. debs.
7 3/4s, 2045	2,810,000	2,345,678

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	1,010,000	885,013

SABMiller PLC 144A notes 6 1/2s,
2018 (United Kingdom)	1,660,000	1,435,545

Sara Lee Corp. sr. unsec. unsub. notes
6 1/4s, 2011	1,195,000	1,147,875

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	4,215,000	3,654,047

TCI Communications, Inc. debs. 9.8s, 2012	1,580,000	1,598,508

Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom) S	1,545,000	1,025,471

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	1,915,000	1,585,001

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	585,000	503,910

Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	90,000	80,315

Time Warner, Inc. debs. 9.15s, 2023	1,115,000	1,035,042

Time Warner, Inc. debs. 9 1/8s, 2013	2,740,000	2,631,962

Viacom, Inc. sr. notes 5 3/4s, 2011	810,000	724,633

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	1,180,000	892,379

		36,670,362
Energy (1.0%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	487,000	402,867

Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	1,375,000	1,168,750

ConocoPhillips comp 5.9s, 2038	980,000	733,527

ConocoPhillips company guaranty unsec.
sr. notes 5.2s, 2018	470,000	388,384

El Paso Natural Gas Co. sr. unsec. notes
5.95s, 2017	165,000	127,611

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Energy cont.
Enterprise Products Operating, LLC company
guaranty sr. notes 6 1/2s, 2019	$1,120,000	$907,297

EOG Resources, Inc. sr. unsec. notes
5 7/8s, 2017	910,000	804,478

Forest Oil Corp. sr. notes 8s, 2011	755,000	671,950

Hess Corp. sr. unsec. bonds 7 7/8s, 2029	1,357,000	1,156,959

Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012	315,000	320,800

Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	900,000	670,500

Nexen, Inc. unsec. unsub. notes
6.4s, 2037 (Canada)	815,000	555,895

Peabody Energy Corp. sr. notes 5 7/8s, 2016	1,095,000	845,888

Petro-Canada sr. unsec. unsub. notes
6.05s, 2018 (Canada)	765,000	594,534

Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	2,045,000	1,877,371

Sunoco, Inc. notes 4 7/8s, 2014	770,000	602,801

Tesoro Corp. company guaranty 6 1/2s, 2017	360,000	241,200

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	345,000	244,701

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	400,000	330,450

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	1,125,000	748,378

Weatherford International, Ltd. sr. notes
5 1/2s, 2016	650,000	506,092

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	1,045,000	774,431

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	470,000	366,407

XTO Energy, Inc. sr. unsec. unsub. notes
6 1/2s, 2018	835,000	699,242

		15,740,513
Financials (7.3%)
Allstate Life Global Funding Trusts notes
Ser. MTN, 5 3/8s, 2013	1,920,000	1,735,119

American Express Bank FSB notes Ser.
BKN1, 5.55s, 2012	1,635,000	1,363,469

American Express Bank FSB sr. unsec.
FRN Ser. BKNT, 4.888s, 2017	1,715,000	1,029,000

American International Group, Inc. sr. unsec.
Ser. G, 5.85s, 2018	4,375,000	1,575,000

American International Group, Inc. 144A
sr. unsec. notes 8 1/4s, 2018	690,000	275,138

Amvescap PLC company guaranty 5 5/8s, 2012	720,000	694,945

ANZ National International Ltd. 144A bank
guaranty sr. unsec. note 6.2s, 2013 (New Zealand)	1,670,000	1,507,237

Bank of America Corp. sub. notes 7 3/4s, 2015	2,415,000	2,326,623

Bank of America NA sub. notes 5.3s, 2017	1,495,000	1,259,677

Bank of New York Mellon Corp. (The) sr.
unsec. unsub. notes Ser. G, 4.95s, 2012	825,000	796,073

Barclays Bank PLC unsec. FRN 3.313s, 2049
(United Kingdom)	2,520,000	1,058,400

Bear Stearns Cos., Inc. (The) notes Ser.
MTN, 6.95s, 2012	2,270,000	2,239,945

Bear Stearns Cos., Inc. (The) sr. notes
6.4s, 2017	1,690,000	1,506,223

Bear Stearns Cos., Inc. (The) sr. unsec. notes
7 1/4s, 2018	3,960,000	3,727,976

Bosphorus Financial Services, Ltd. 144A sec.
sr. notes FRN 4.604s, 2012 (Cayman Islands)	2,543,625	2,460,728

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Financials cont.
Capital One Financial Corp. sub. notes
6.15s, 2016	$1,635,000	$991,724

Chubb Corp. (The) sr. notes 6 1/2s, 2038	800,000	609,990

CIT Group, Inc. sr. notes 5.4s, 2013	1,930,000	1,017,793

CIT Group, Inc. sr. notes 5s, 2015	5,000	2,543

CIT Group, Inc. sr. notes 5s, 2014	1,870,000	973,256

Citigroup, Inc. sr. notes 6 1/2s, 2013	1,565,000	1,483,556

Citigroup, Inc. sr. unsec. bonds 6 7/8s, 2038	942,000	807,990

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018 S	5,150,000	4,411,928

Citigroup, Inc. sub. notes 5s, 2014	1,791,000	1,415,719

CNA Financial Corp. unsec. notes 6 1/2s, 2016	985,000	736,483

CNA Financial Corp. unsec. notes 6s, 2011	990,000	917,671

Countrywide Financial Corp. FRN Ser. MTN,
2.946s, 2012	1,800,000	1,509,750

Deutsche Bank AG/London notes 4 7/8s,
2013 (Germany)	1,265,000	1,178,828

Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	1,540,000	926,469

Developers Diversified Realty Corp. unsec.
notes 5 3/8s, 2012 R	485,000	362,569

Dresdner Funding Trust I 144A bonds
8.151s, 2031	100,000	47,858

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	650,000	419,050

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	405,000	363,311

Equity One, Inc. notes 5 3/8s, 2015 R	965,000	782,711

Erac USA Finance Co. 144A company guaranty
6 3/8s, 2017	1,510,000	926,131

Fund American Cos., Inc. notes 5 7/8s, 2013	1,740,000	1,250,748

GATX Financial Corp. notes 5.8s, 2016	755,000	577,681

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 3.003s, 2016	2,155,000	1,649,504

General Electric Capital Corp. sr. unsec.
notes 5 7/8s, 2038	3,300,000	2,354,022

Genworth Life Institutional Funding Trust
notes Ser. MTN, 5 7/8s, 2013	1,425,000	982,777

GMAC, LLC sr. unsec. unsub. notes FRN
4.054s, 2009	1,408,000	1,175,680

Goldman Sachs Group, Inc (The) sr. unsec.
6.15s, 2018	975,000	807,683

Goldman Sachs Group, Inc. (The) sr. notes
5.45s, 2012	1,590,000	1,399,200

Goldman Sachs Group, Inc. (The) sub. notes
6 3/4s, 2037	4,150,000	2,709,950

Hartford Financial Services Group, Inc. (The)
sr. unsec. notes 6.1s, 2041	3,000,000	1,699,500

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	90,000	63,423

Health Care Property Investors, Inc. sr.
unsec. notes 6s, 2017	1,045,000	742,230

Health Care REIT, Inc. sr. notes 6s, 2013 R	520,000	453,396

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	1,385,000	890,056

Hospitality Properties Trust notes 6 3/4s, 2013 R	1,005,000	892,451

HRPT Properties Trust bonds 5 3/4s, 2014 R	715,000	573,221

HRPT Properties Trust notes 6 1/4s, 2016 R	660,000	468,669

HSBC Bank USA NA sub. notes 7s, 2039	1,090,000	961,006

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)	9,060,000	7,143,828

iStar Financial, Inc. sr. unsec. notes 5 7/8s, 2016 R	2,210,000	839,800

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Financials cont.
iStar Financial, Inc. sr. unsec. notes Ser. B,
4 7/8s, 2009 R	$855,000	$709,650

JPMorgan Chase & Co. sr. notes 6s, 2018	85,000	76,252

JPMorgan Chase Bank NA sub. notes 6s, 2017	404,000	353,658

JPMorgan Chase Bank NA sub. notes Ser.
BKNT, 6s, 2017	2,161,000	1,909,021

Liberty Mutual Group 144A notes 6 1/2s, 2035	2,825,000	1,796,816

Lincoln National Corp. sr. unsec. notes
6.3s, 2037	1,855,000	1,195,234

Loews Corp. notes 5 1/4s, 2016	635,000	496,062

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	2,230,000	2,247,512

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	1,360,000	1,266,794

Merrill Lynch & Co., Inc. jr. sub. bonds
7 3/4s, 2038	2,535,000	2,084,280

Merrill Lynch & Co., Inc. notes 5.45s, 2013	2,220,000	1,988,767

Merrill Lynch & Co., Inc. notes FRN Ser.
MTN, 3.735s, 2011	1,500,000	1,268,573

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	2,415,000	2,079,279

Monumental Global Funding, Ltd. 144A
notes 5 1/2s, 2013 (Cayman Islands)	1,160,000	1,099,834

Morgan Stanley & Co. sr. unsec. notes
Ser. MTN, 5 3/4s, 2016	1,600,000	1,247,962

Nationwide Financial Services, Inc. notes
5 5/8s, 2015	820,000	833,474

Nationwide Health Properties, Inc. notes
6 1/2s, 2011 R	890,000	803,979

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	1,510,000	1,364,981

Nuveen Investments, Inc. sr. unsec. notes
5 1/2s, 2015	640,000	102,400

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	1,670,000	1,780,923

Pacific Life Global Funding 144A notes
5.15s, 2013	1,115,000	1,131,687

Protective Life Secured Trusts sr. sec.
notes 5.45s, 2012	760,000	679,093

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTNB, 5.1s, 2014	945,000	714,917

Prudential Holdings LLC 144A bonds
8.695s, 2023	2,035,000	1,753,539

Regency Centers LP sr. unsec. 5 7/8s, 2017	895,000	681,832

Rouse Co. (The) notes 7.2s, 2012 R	885,000	309,750

Rouse Co., LP (The) / TRC Property
Holdings, Inc. 144A sr. unsec. unsub. notes
6 3/4s, 2013 R	935,000	317,900

Simon Property Group LP sr. unsec. notes
6 1/8s, 2018 R	1,530,000	1,031,733

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	476,000	353,526

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	1,515,000	1,185,701

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	920,000	818,416

Travelers Cos., Inc. (The) sr. unsec. notes
6 1/4s, 2037	2,165,000	1,596,545

Unitrin, Inc. sr. notes 6s, 2017	1,020,000	849,941

Wachovia Bank NA sr. unsec. sub. notes
6.6s, 2038	985,000	778,821

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Financials cont.
Wachovia Bank NA sub. notes Ser.
BKNT, 6s, 2017	$3,110,000	$2,505,055

Wells Fargo & Co. sr. notes 4 3/8s, 2013 S	2,945,000	2,718,983

Westfield Group sr. notes 5.7s, 2016 (Australia)	1,175,000	872,121

Willis Group North America, Inc.
company guaranty 6.2s, 2017	840,000	612,125

		114,692,844
Health care (0.6%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	4,150,000	2,948,330

AstraZeneca PLC sr. unsub. notes 5.9s,
2017 (United Kingdom)	2,535,000	2,339,843

GlaxoSmithKline Capital Inc, company
guaranty sr. notes 5.65s, 2018	1,545,000	1,369,193

Hospira, Inc. sr. notes 6.05s, 2017	180,000	151,201

Hospira, Inc. sr. notes 5.55s, 2012	1,075,000	976,385

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	200,000	122,122

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	1,015,000	896,506

Ventas Realty LP/Capital Corp. sr.
notes 6 3/4s, 2017 R	650,000	533,000

		9,336,580
Technology (0.6%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	1,020,000	798,822

Avnet, Inc. notes 6s, 2015	965,000	748,776

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017	1,015,000	775,522

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6 1/8s, 2012	1,015,000	893,801

IBM Corp. sr. unsec. notes 5.7s, 2017	770,000	706,172

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	1,415,000	1,399,891

Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	1,560,000	913,235

Motorola, Inc. sr. unsec. notes 6s, 2017	750,000	514,419

Tyco Electronics Group SA sr. unsec.
notes company guaranty 6s, 2012 (Luxembourg)	1,620,000	1,524,420

Tyco Electronics Group SA sr. unsec. unsub.
note company quaranty 5.95s, 2014 (Luxembourg)	160,000	145,677

Xerox Corp. sr. notes 6.4s, 2016	1,435,000	1,018,946

Xerox Corp. sr. unsec. notes 6.35s, 2018	410,000	300,448

Xerox Corp. sr. unsec. notes 5 1/2s, 2012	125,000	97,149

		9,837,278
Transportation (0.5%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	160,000	105,600

American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	710,000	564,450

Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)	825,000	717,701

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	1,373,260	1,112,340

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	413,683	320,605

Delta Air Lines, Inc. pass-through
certificates 6.821s, 2022	1,220,091	793,059

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	2,049,246	1,536,934

Southwest Airlines Co. pass-through
certificates 6.15s, 2022	396,364	317,532

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	1,475,000	1,250,099

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Transportation cont.
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	$470,000	$469,836

United AirLines, Inc. pass-through
certificates 6.636s, 2022	946,701	568,021

		7,756,177
Utilities and power (4.1%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	845,000	775,661

American Water Capital Corp. sr.
unsec. bonds 6.593s, 2037	615,000	407,287

American Water Capital Corp. sr.
unsec. bonds 6.085s, 2017	690,000	533,353

Appalachian Power Co. sr. notes 5.8s, 2035	960,000	619,571

Arizona Public Services Co. notes 6 1/2s, 2012	1,415,000	1,303,035

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	1,255,000	998,591

Beaver Valley II Funding debs. 9s, 2017	1,305,000	1,386,288

Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	1,620,000	1,297,692

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	3,275,000	3,212,831

CenterPoint Energy Resources Corp. notes
7 3/4s, 2011	1,740,000	1,635,931

CMS Energy Corp. unsub. notes 6.55s, 2017	75,000	57,563

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	420,000	352,015

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	1,575,000	1,098,063

Commonwealth Edison Co. 1st mtge. sec.
bonds 5 7/8s, 2033	790,000	556,444

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	220,000	180,504

Consolidated Natural Gas Co. sr. notes 5s, 2014	660,000	549,835

Consumers Energy Co. 1st mtge. sec. bond
6 1/8s, 2019	2,235,000	1,779,471

Consumers Energy Co. 1st mtge. sec. bonds
5.65s, 2018	125,000	97,174

Dayton Power & Light Co. (The) 1st mtge.
5 1/8s, 2013	876,000	848,551

Dominion Resources, Inc. sr. unsec. unsub.
notes Ser. 07-A, 6s, 2017	4,060,000	3,374,335

Duke Energy Carolinas LLC 1st mtge. sec.
bond 6.05s, 2038 S	880,000	658,064

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	1,735,000	1,510,892

Duke Energy Indiana, Inc. 1st mtge. sec. bond
6.35s, 2038 S	920,000	778,665

E.ON International Finance BV 144A notes
5.8s, 2018 (Netherlands)	1,825,000	1,557,992

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	1,330,000	1,060,046

Florida Power Corp. 1st mtge. 6.35s, 2037	750,000	656,003

Florida Power Corp. 1st mtge. sec. bond
6.4s, 2038	1,580,000	1,389,973

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	680,000	670,049

Indiantown Cogeneration LP 1st mtge. Ser.
A-10, 9.77s, 2020	1,065,000	1,052,827

Ipalco Enterprises, Inc. 144A sr. sec. notes
7 1/4s, 2016	320,000	267,200

ITC Holdings Corp. 144A notes 5 7/8s, 2016	1,470,000	1,294,730

ITC Holdings Corp. 144A sr. unsec. notes
6.05s, 2018	540,000	472,987

Kansas Gas & Electric bonds 5.647s, 2021	467,938	387,542

CORPORATE BONDS	Principal
AND NOTES (21.2%)* cont.	amount	Value

Utilities and power cont.
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	$558,000	$488,250

MidAmerican Energy Holdings Co. bonds
6 1/8s, 2036	3,030,000	2,230,353

MidAmerican Energy Holdings Co. sr.
unsec. bond 6 1/2s, 2037	790,000	610,108

National Fuel Gas Co. notes 5 1/4s, 2013	985,000	920,858

Nevada Power Co. general ref. mtge. Ser. L,
5 7/8s, 2015	585,000	506,209

Northwest Pipeline Corp. sr. unsec. notes
5.95s, 2017	300,000	244,611

Northwestern Corp. sec. notes 5 7/8s, 2014	1,480,000	1,261,278

Oncor Electric Delivery Co. debs. 7s, 2022	348,000	278,187

Oncor Electric Delivery Co. sec. notes
6 3/8s, 2012	360,000	342,300

Oncor Electric Delivery Co. 144A 1st mtge.
sec. bond 5.95s, 2013	480,000	439,977

Pacific Gas & Electric Co. sr. unsec. notes
6.35s, 2038	485,000	389,620

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	1,070,000	778,244

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	760,000	619,022

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	1,465,000	1,194,310

Power Receivable Finance, LLC 144A sr.
notes 6.29s, 2012	913,145	950,429

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	855,000	704,496

Progress Energy, Inc. sr. notes 6.85s, 2012	315,000	295,135

Public Service Co. of Colorado 1st mtge.
sec. bond 6 1/2s, 2038	1,475,000	1,274,276

Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009	1,610,000	1,614,334

Rockies Express Pipeline, LLC 144A
sr. notes 7 1/2s, 2038	2,455,000	1,835,280

Sierra Pacific Power Co. general ref. mtge.
Ser. P, 6 3/4s, 2037	2,350,000	1,779,382

Southern California Edison Co. 1st mtge.
Ser. 06-E, 5.55s, 2037 S	1,245,000	972,875

Southern California Edison Co. notes
6.65s, 2029	1,415,000	1,186,226

Southern Natural Gas. Co. 144A notes
5.9s, 2017	630,000	486,319

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	1,500,000	1,362,509

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	225,000	180,940

Spectra Energy Capital, LLC sr. notes 8s, 2019	1,080,000	911,960

Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes 7.2s, 2011	1,490,000	1,471,648

TransAlta Corp. notes 5 3/4s, 2013 (Canada)	885,000	819,521

TransAlta Corp. sr. unsec. notes 6.65s,
2018 (Canada)	1,095,000	949,456

TransCanada Pipelines, Ltd. sr. unsec.
unsub. notes 6 1/2s, 2018 (Canada)	1,525,000	1,283,862

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	920,000	790,029

West Penn Power Co. 1st mtge. 5.95s, 2017	1,370,000	1,116,083

Westar Energy, Inc. 1st mtge. 5.15s, 2017	195,000	161,811

Westar Energy, Inc. 1st mtge. 5.1s, 2020	1,020,000	786,012

		64,057,075

Total corporate bonds and notes (cost $407,846,749)		$332,935,704

ASSET-BACKED	Principal
SECURITIES (10.9%)*	amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.949s, 2035	$436,096	$130,829
FRB Ser. 05-4, Class A2C, 3.469s, 2035	493,000	441,235

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 3.409s, 2036	1,258,000	635,290
FRB Ser. 06-HE3, Class A2C, 3.409s, 2036	1,603,000	879,778

Advanta Business Card Master Trust FRB
Ser. 04-C1, Class C, 5.328s, 2013	1,939,000	664,709

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s, 2035	74,374	7

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 3.617s, 2029	3,762,872	1,633,143

American Express Credit Account Master
Trust 144A Ser. 04-C, Class C, 5.06s, 2012	565,273	534,033

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 5.759s, 2036	1,245,000	66,359
FRB Ser. 03-8, Class M2, 5.009s, 2033	625,154	93,773

AMP CMBS 144A FRB Ser. 06-1A, Class A,
3.569s, 2047 (Cayman Islands)	2,520,000	974,938

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,993,000	1,282,667
Ser. 04-1A, Class E, 6.42s, 2039	1,469,204	834,979

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 5.529s, 2033	70,558	4,939
FRB Ser. 06-W4, Class A2C, 3.419s, 2036	2,865,000	1,575,750

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 4.259s, 2033	644,244	225,486
FRB Ser. 05-WMC1, Class M1, 3.699s, 2035	893,000	634,030

Asset Backed Funding Corp. NIM Trust 144A
FRB Ser. 05-OPT1, Class B1, 5.759s, 2035	508,457	7,804

Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 3.449s, 2036	543,025	405,158
FRB Ser. 06-HE4, Class A5, 3.419s, 2036	2,101,036	1,607,293
FRB Ser. 06-HE7, Class A4, 3.399s, 2036	874,000	419,083

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 4.978s, 2033	1,294,839	608,574

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	534,000	502,210

Bayview Financial Acquisition Trust FRB
Ser. 04-D, Class A, 3.63s, 2044	1,330,162	1,122,531

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 4.609s, 2038	922,112	666,226
FRB Ser. 03-SSRA, Class A, 3.959s, 2038	807,421	649,974
FRB Ser. 04-SSRA, Class A1, 3.859s, 2039	1,106,997	774,898

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 5.259s, 2035	881,429	17,629
FRB Ser. 06-PC1, Class M9, 5.009s, 2035	546,000	5,460
FRB Ser. 05-HE1, Class M3, 4.189s, 2035	645,000	161,250
FRB Ser. 03-3, Class A2, 3.849s, 2043	2,396,676	2,073,676
FRB Ser. 03-1, Class A1, 3.759s, 2042	751,257	612,187
FRB Ser. 05-3, Class A1, 3.709s, 2035	437,415	391,965

Bear Stearns Asset Backed Securities, Inc.
144A FRB Ser. 06-HE2, Class M10, 5.509s, 2036	194,019	1,332

Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	1,000,000	843,477
Ser. 05-1, Class D, 6 1/2s, 2011	1,776,000	1,568,430

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 3.679s, 2035	539,532	337,929

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	7,099,235	4,271,198
Ser. 02-2, Class A, IO, 8 1/2s, 2033	6,928,547	718,463
Ser. 00-4, Class A6, 8.31s, 2032	7,666,323	4,450,753
Ser. 00-5, Class A6, 7.96s, 2032	4,105,620	2,528,487

ASSET-BACKED	Principal
SECURITIES (10.9%)* cont.	amount	Value

Conseco Finance Securitizations Corp.
Ser. 02-1, Class M1F, 7.954s, 2033	$1,561,000	$1,382,854
Ser. 01-4, Class A4, 7.36s, 2033	5,833,348	4,108,445
Ser. 00-6, Class A5, 7.27s, 2031	1,303,850	846,872
Ser. 01-1, Class A5, 6.99s, 2032	5,569,850	3,501,909
Ser. 01-3, Class A4, 6.91s, 2033	7,531,860	5,097,171
Ser. 02-1, Class A, 6.681s, 2033	5,692,292	4,656,022

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.779s, 2035	474,000	284,400
FRB Ser. 04-6, Class 2A5, 3.649s, 2034	1,272,567	1,018,053
FRB Ser. 05-14, Class 3A2, 3.499s, 2036	299,962	260,967

Credit-Based Asset Servicing and Securitization
144A Ser. 06-MH1, Class B1, 6 1/4s, 2036	625,000	376,563

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	2,157,000	1,078,500

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034	247,417	17,319

DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	1,262,000	914,635

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 3.929s, 2035	265,000	13,250

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 3.799s, 2035	859,000	792,053

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
3.409s, 2036	1,999,000	1,151,024

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	279,675	261,022

Fort Point CDO, Ltd. FRB Ser. 03-2A,
Class A2, 3.86s, 2038 (Cayman Islands)	834,000	50,040

Foxe Basin, Ltd. 144A FRB Ser. 03-1A,
Class A1, 3.319s, 2015 (Cayman Islands)	2,600,000	2,441,140

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.589s, 2036	2,801,000	1,932,690
FRB Ser. 06-2, Class 2A3, 3.429s, 2036	4,961,000	3,373,480

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL,
5.259s, 2037 (Cayman Islands) F	417,000	342,070

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 4.559s, 2019	1,593,000	923,940
Ser. 04-1A, Class B, 4.057s, 2018	61,622	52,995

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	2,523,000	2,418,731

GEBL 144A
Ser. 04-2, Class D, 7.31s, 2032	738,683	169,897
Ser. 04-2, Class C, 5.41s, 2032	277,006	164,126

Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	729,203	377,607
Ser. 99-5, Class A5, 7.86s, 2030	16,365,506	10,096,617
Ser. 97-2, Class A7, 7.62s, 2028	396,749	407,329
Ser. 97-6, Class A9, 7.55s, 2029	832,350	827,376
Ser. 97-4, Class A7, 7.36s, 2029	258,722	262,046
Ser. 95-8, Class B1, 7.3s, 2026	467,121	388,992
Ser. 96-10, Class M1, 7.24s, 2028	1,342,000	733,090
Ser. 97-3, Class A5, 7.14s, 2028	530,353	508,711
Ser. 97-6, Class A8, 7.07s, 2029	197,286	196,674
Ser. 98-4, Class A7, 6.87s, 2030	391,365	368,296
Ser. 97-7, Class A8, 6.86s, 2029	163,041	162,452
Ser. 99-3, Class A6, 6 1/2s, 2031	40,652	40,641
Ser. 98-6, Class A7, 6.45s, 2030	429,077	425,904
Ser. 99-2, Class A7, 6.44s, 2030	1,471,163	934,490
Ser. 99-1, Class A6, 6.37s, 2025	1,602,000	1,573,600

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	4,556,345	2,860,314
Ser. 99-5, Class M1A, 8.3s, 2026	669,000	362,631
Ser. 99-3, Class 1A5, 6.79s, 2023	231,372	220,182

ASSET-BACKED	Principal
SECURITIES (10.9%)* cont.	amount	Value

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011 F	$1,517,046	$1,388,088

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
3.409s, 2036	7,385,000	4,639,405

Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 4.809s, 2030
(Cayman Islands)	1,609,000	702,811
FRB Ser. 05-1A, Class D, 4.789s, 2030
(Cayman Islands)	533,020	389,105

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.303s, 2036
(Cayman Islands)	1,683,677	673,471

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 3.589s, 2036	1,413,000	826,605

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 5.509s, 2035	435,000	21,750
FRB Ser. 06-FRE1, Class A4, 3.549s, 2035	1,186,000	631,545

Lehman Manufactured Housing Ser. 98-1,
Class 1, IO, 0.807s, 2028	18,644,630	196,850

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	16,503,928	11,057,632
IFB Ser. 07-3, Class 4B, IO, 3.483s, 2037	5,875,226	409,601
FRB Ser. 07-6, Class 2A1, 3.469s, 2037	13,613,899	7,279,111

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 6.528s, 2036
(Cayman Islands)	4,150,000	1,037,500
FRB Ser. 02-1A, Class FFL, 6.025s, 2037
(Cayman Islands)	6,071,000	2,428,400

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	6,862,549	4,460,657

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.879s, 2035 F	738,000	199,998
FRB Ser. 06-4, Class 2A4, 3.519s, 2036	1,349,000	646,228
FRB Ser. 06-1, Class 2A3, 3.449s, 2036	2,262,000	1,266,720

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 6.509s, 2032	5,098,734	2,564,735
FRB Ser. 02-A, Class M2, 5.509s, 2032	453,000	214,444
Ser. 02-A IO, 0.3s, 2032	147,832,010	1,420,074

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	102,680	100,811
Ser. 04-2A, Class D, 5.389s, 2026	96,539	94,658
FRB Ser. 02-1A, Class A1, 4.978s, 2024	1,099,394	984,371
Ser. 04-2A, Class C, 4.741s, 2026	111,624	110,172

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 3.409s, 2036	705,000	477,624

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	729,254	552,785
Ser. 10, Class B, 7.54s, 2036	741,823	578,887

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 3.939s, 2035 F	461,000	59,952
FRB Ser. 05-HE1, Class M3, 3.779s, 2034 F	461,000	147,585
FRB Ser. 06-NC4, Class M2, 3.559s, 2036 F	645,000	32,556

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 5.24s, 2039 (Cayman Islands)	735,000	588,000

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 3.294s, 2015 (Cayman Islands)	438,986	418,573

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	196,219	175,912
Ser. 04-B, Class C, 3.93s, 2012	229,178	192,865

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 5.309s, 2033 F	38,746	1,163
Ser. 03-5, Class AI7, 5.15s, 2033	2,106,428	1,843,124

ASSET-BACKED	Principal
SECURITIES (10.9%)* cont.	amount	Value

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.419s, 2036	$1,677,000	$1,257,750
FRB Ser. 06-2, Class A2C, 3.409s, 2036	1,677,000	1,198,939

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	200,577	200,556
Ser. 01-D, Class A3, 5.9s, 2022	205,293	109,655
Ser. 02-C, Class A1, 5.41s, 2032	4,513,342	2,975,692

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	657,718	427,319
Ser. 01-B, Class A3, 6.535s, 2023	199,225	125,610

Ocean Star PLC 144A FRB Ser. 05-A,
Class D, 4.304s, 2012 (Ireland)	908,000	599,825

Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 5.759s, 2035	298,000	8,195

Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	83,984	80,733

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 4.089s, 2036 F	300,000	15,116
FRB Ser. 04-WHQ2, Class A3A, 3.609s, 2035	180,054	159,348

Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 5.759s, 2034 F	198,731	4,877

People’s Financial Realty Mortgage Securities
Trust FRB Ser. 06-1, Class 1A2, 3.389s, 2036	2,312,000	1,294,720

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 3.449s, 2036	2,138,937	1,756,517
FRB Ser. 07-RZ1, Class A2, 3.419s, 2037	2,585,000	1,988,204

Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 3.989s, 2035 F	1,047,000	335,194

Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 6.009s, 2035 F	896,611	92
Ser. 04-NT, Class Note, 4 1/2s, 2034 (In default) †	100,741	2,015

SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (Cayman Islands) (In default) †	380,795	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.909s, 2035 F	461,000	83,136
FRB Ser. 07-NC2, Class A2B, 3.399s, 2037	2,319,000	1,275,450

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
3.469s, 2036	2,860,000	1,086,800
FRB Ser. 06-FRE1, Class A2B, 3.439s, 2036	1,177,000	753,280

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 3.429s, 2036	1,258,000	767,380
FRB Ser. 06-3, Class A3, 3.419s, 2036	7,427,000	6,001,439

Soundview Home Equity Loan Trust 144A
FRB Ser. 05-CTX1, Class B1, 5.759s, 2035	672,000	13,440

South Coast Funding 144A FRB Ser. 3A,
Class A2, 4.003s, 2038 (Cayman Islands)	760,000	3,800

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 3.519s, 2036	1,351,000	261,937

Structured Asset Investment Loan Trust 144A
FRB Ser. 05-HE3, Class M11, 5.707s, 2035	92,748	103

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 4.919s, 2015 F	6,530,962	3,048,000

Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	3,620,773	332,749

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	2,298,000	893,439

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 3.579s, 2037	596,000	303,933

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 4.435s, 2044 (United Kingdom)	758,810	601,467

Total asset-backed securities (cost $269,669,142)		$170,515,530

PURCHASED OPTIONS OUTSTANDING (3.9%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Deutschbank for the right to receive a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	$68,646,000	$5,199,248

Option on an interest rate swap with Deutschbank for the right to pay a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing April 16, 2019.	Apr-09/5.385	68,646,000	801,099

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	84,687,000	1,022,172

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed
rate of 5.325% versus the three month USD-LIBOR-BBA maturing April 08, 2019.	Apr-09/5.325	84,687,000	6,093,230

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	92,480,000	6,590,125

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	92,480,000	2,225,069

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	134,641,000	4,086,354

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 4.83% versus the three month USD-LIBOR-BBA maturing on November 10, 2018.	Nov-08/4.83	134,641,000	45,778

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	84,687,000	6,040,724

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	84,687,000	1,037,416

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	92,480,000	2,225,069

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	92,480,000	6,590,125

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	97,133,000	6,918,784

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	97,133,000	2,334,106

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	102,080,000	5,709,334

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	102,080,000	3,985,203

Total purchased options outstandings (cost $48,465,350)			$60,903,836

SENIOR LOANS (1.0%)* [c]		Principal amount	Value

Basic materials (0.1%)
Aleris International, Inc. bank term loan FRN Ser. B, 6.313s, 2013		$273,909	$175,302

Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.689s, 2013		395,050	326,575

NewPage Holding Corp. bank term loan FRN 7s, 2014		410,895	330,330

			832,207
Capital goods (0.1%)
Allied Waste Industries, Inc. bank term loan FRN 6.82s, 2012		346,429	328,674

Allied Waste Industries, Inc. bank term loan FRN 5.44s, 2012		484,766	459,922

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN 3.562s, 2014		22,175	14,113

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN Ser. B, 5.762s, 2014		378,595	240,949

Polypore, Inc. bank term loan FRN Ser. B, 6.03s, 2014		410,879	316,377

Sequa Corp. bank term loan FRN 6.933s, 2014		566,917	416,684

Wesco Aircraft Hardware Corp. bank term loan FRN 5.96s, 2013		414,000	322,920

			2,099,639

Communication services (0.1%)
Cricket Communications, Inc. bank term loan FRN Ser. B, 7.262s, 2013		410,848	346,579

Crown Castle International Corp. bank term loan FRN 5.376s, 2014		205,436	154,488

Intelsat Corp. bank term loan FRN Ser. B2, 6.65s, 2011		136,938	112,094

Intelsat Corp. bank term loan FRN Ser. B2-A, 6.65s, 2013		136,979	112,127

Intelsat Corp. bank term loan FRN Ser. B2-C, 6.65s, 2013		136,938	112,094

Level 3 Communications, Inc. bank term loan FRN 7s, 2014		414,000	305,843

MetroPCS Wireless, Inc. bank term loan FRN 5.402s, 2013		410,856	338,032

PAETEC Holding Corp. bank term loan FRN Ser. B1, 6.204s, 2013		402,679	257,714

Time Warner Telecom, Inc. bank term loan FRN Ser. B, 5.71s, 2013		410,864	332,800

West Corp. bank term loan FRN 5.512s, 2013		411,909	261,562

			2,333,333

SENIOR LOANS (1.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals (0.2%)
Allison Transmission bank term loan FRN Ser. B, 5.669s, 2014	$404,193	$273,552

Aramark Corp. bank term loan FRN 3.762s, 2014	24,730	20,594

Aramark Corp. bank term loan FRN Ser. B, 5.637s, 2014	389,270	324,164

Dana Corp. bank term loan FRN 7.279s, 2015	410,895	273,930

Goodman Global Holdings, Inc. bank term loan FRN Ser. B, 7.708s, 2011	324,240	260,203

Goodyear Tire & Rubber Co. (The) bank term loan FRN 4.78s, 2010	414,000	289,800

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 6.536s, 2015	411,930	280,970

Lear Corp bank term loan FRN 5.748s, 2013	412,747	263,745

National Bedding Co. bank term loan FRN 5.353s, 2011	187,568	121,919

Navistar Financial Corp. bank term loan FRN 5.695s, 2012	110,400	75,624

Navistar International Corp. bank term loan FRN 6.191s, 2012	303,600	207,966

Yankee Candle Co., Inc. bank term loan FRN 5.762s, 2014	245,000	162,925

		2,555,392

Consumer staples (0.3%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.345s, 2013	414,000	322,920

Cablevision Systems Corp. bank term loan FRN 4.569s, 2013	410,840	353,615

Charter Communications, Inc. bank term loan FRN 4.8s, 2014	410,895	306,374

Cinemark USA, Inc. bank term loan FRN 4.641s, 2013	412,464	311,926

DirecTV Holdings, LLC bank term loan FRN 5.601s, 2013	992,513	899,464

Idearc, Inc. bank term loan FRN Ser. B, 5.767s, 2014	410,864	173,248

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B, 6.763s, 2014	410,879	293,368

Spectrum Brands, Inc. bank term loan FRN 3.57s, 2013	26,417	17,798

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 7.274s, 2013	384,590	259,117

Ticketmaster bank term loan FRN Ser. B, 6.64s, 2014	1,335,000	1,094,700

Univision Communications, Inc. bank term loan FRN Ser. B, 5.061s, 2014	414,000	221,904

VNU Group BV bank term loan FRN Ser. B, 4.803s, 2013 (Netherlands)	410,858	296,023

		4,550,457

Financials (—%)
Lender Processing Services, Inc. bank term loan FRN Ser. B, 6.204s, 2014	623,438	567,328

		567,328

Health care (0.1%)
Health Management Associates, Inc. bank term loan FRN 5.512s, 2014	392,366	273,185

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN 7.62s, 2014	26,466	21,041

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. B, 5.704s, 2014	286,108	227,456

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. DD, 5.704s, 2014	99,000	78,705

Sun Healthcare Group, Inc. bank term loan FRN 2.701s, 2014	69,023	48,316

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 5.235s, 2014	431,487	302,041

Sun Healthcare Group, Inc. bank term loan FRN Ser. DD, 5.422s, 2014	41,785	29,249

		979,993

Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1, 6.053s, 2014	409,895	299,377

Freescale Semiconductor, Inc. bank term loan FRN Ser. B, 5.47s, 2013	270,932	181,976

SunGard Data Systems, Inc. bank term loan FRN 4.553s, 2014	410,864	313,284

Travelport bank term loan FRN Ser. B, 6.012s, 2013	165,388	99,705

Travelport bank term loan FRN Ser. DD, 5.954s, 2013	246,738	144,342

		1,038,684

Utilities and power (—%)
Energy Future Holdings Corp. bank term loan FRN Ser. B2, 6.659s, 2014	410,887	320,321

NRG Energy, Inc. bank term loan FRN 5.412s, 2014	130,767	113,041

NRG Energy, Inc. bank term loan FRN 5.262s, 2014	266,172	230,091

		663,453

Total senior loans (cost $18,997,605)		$15,620,486

MUNICIPAL BONDS AND NOTES (0.3%)*	Rating**	Principal amount	Value
Chicago, Transit Auth. Transfer Tax Receipts Rev. Bonds, Ser. B, 6.899s, 12/1/40	Aa3	$2,830,000	$2,559,772

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	1,330,000	1,062,244

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	Baa3	2,045,000	1,331,315

Total municipal bonds and notes (cost $6,204,678)			$4,953,331

SHORT-TERM INVESTMENTS (16.8%)*		Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.13% to 2.68%
and due dates ranging from November 3, 2008 to November 10, 2008 [d]		$5,447,314	$5,446,040

Interest in $357,300,000 joint tri-party repurchase agreement dated October 31, 2008 with
Deutsche Bank Sec, Inc., due November 3, 2008 — maturity value of $52,701,098 for an effective yield of 0.25% (collateralized by various mortgage backed securities with coupon rates ranging from 4.00%
to 7.00% and due dates ranging from October 18, 2018 to August 1, 2047 valued at $364,446,000)		52,700,000	52,700,000

U.S. Treasury Bills for an effective yield of 0.23%, December 4, 2008 #		6,030,000	6,028,731

U.S. Treasury Bills for a range of effective yields of 0.20% to 0.22%, November 13, 2008 #		20,795,000	20,793,481

Federal Home Loan Banks, for an effective yield of 2.73%, July 14, 2009		27,500,000	26,968,233

Federated Prime Obligations Fund		151,911,736	151,911,736

Total short-term investments (cost $263,848,221)			$263,848,221

TOTAL INVESTMENTS

Total investments (cost $4,205,424,735)			$3,969,389,180

* Percentages indicated are based on net assets of $1,570,261,236.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at October 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at October 31, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

F Is valued at fair value following procedures approved by the Trustees. (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at October 31, 2008.

At October 31, 2008, liquid assets totaling $1,160,299,034 have been designated as collateral for open forward commitments and swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2008.

FUTURES CONTRACTS OUTSTANDING at 10/31/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	160	$39,102,000	Dec-08	$375,400

Euro-Dollar 90 day (Short)	648	158,079,600	Jun-09	(519,175)

Euro-Dollar 90 day (Short)	1,542	375,419,175	Sep-09	(1,385,059)

Euro-Dollar 90 day (Short)	1,813	440,377,700	Dec-09	(1,630,931)

Euro-Dollar 90 day (Short)	105	25,478,250	Mar-10	(194,048)

U.S. Treasury Bond 20 yr (Short)	179	20,249,375	Dec-08	155,727

U.S. Treasury Note 2 yr (Short)	3,167	680,360,672	Dec-08	(8,099,039)

U.S. Treasury Note 5 yr (Long)	226	25,596,266	Dec-08	128,449

Total				$(11,168,676)

WRITTEN OPTIONS OUTSTANDING at 10/31/08 (premiums received $46,373,762)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	$122,424,000	Dec-08/5.00	$5,922,873

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	122,424,000	Dec-08/5.00	796,980

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	166,462,000	Feb-10/5.215	10,683,531

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	166,462,000	Feb-10/5.215	5,528,203

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.22	7,151,636

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.08	6,456,137

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.08	4,205,211

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.22	3,709,696

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	17,335,500	May-12/5.51	1,341,767

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	17,335,500	May-12/5.51	796,740

Total			$46,592,774

TBA SALE COMMITMENTS OUTSTANDING at 10/31/08 (proceeds receivable $1,010,304,219)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5s, November 1, 2038	$200,000,000	11/13/08	$189,531,240

FNMA, 5 1/2s, November 1, 2038	789,000,000	11/13/08	770,631,133

FNMA, 6s, November 1, 2038	41,000,000	11/13/08	40,967,971

Total			$1,001,130,344

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)
Bank of America, N.A.

	$94,053,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$1,643,675

	102,500,000	—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(2,406,070)

	39,390,000	—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	420,413

	709,017,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	7,463,515

	69,168,000	—	9/15/10	3.08%	3 month USD-LIBOR-BBA	(523,292)

	52,510,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	169,012

	15,243,000	(47,580)	10/1/18	4.30%	3 month USD-LIBOR-BBA	151,949

	288,144,000	1,623,874	10/14/18	3 month USD-LIBOR-BBA	4.30%	(3,042,458)

	170,300,000	425,239	10/14/38	4.25%	3 month USD-LIBOR-BBA	7,197,739

	123,737,000	46,704	10/20/18	3 month USD-LIBOR-BBA	4.60%	1,121,326

	231,234,000	(210,203)	10/20/10	3.00%	3 month USD-LIBOR-BBA	(210,306)

	40,036,000	—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(3,163,264)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Bear Stearns Bank plc
	$84,500,000	$—	4/24/12	5.027%	3 month USD-LIBOR-BBA	$(4,513,190)

Citibank, N.A.
	153,000,000	—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(5,818,670)

	90,900,000	—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	1,164,603

	40,597,000	—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(350,740)

	161,656,000	—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	1,553,468

	75,397,000	—	9/16/10	3.175%	3 month USD-LIBOR-BBA	(709,261)

	3,390,000	—	9/16/18	3 month USD-LIBOR-BBA	4.355%	(19,384)

	315,481,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(4,289,150)

	219,376,000	—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	205,838

	25,555,000	—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	111,117

	31,016,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(1,217,477)

	70,857,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(4,887,686)

	63,720,000	—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(3,344,588)

	27,252,000	—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(1,975,795)

Credit Suisse International
	11,108,300	—	9/16/10	3.143%	3 month USD-LIBOR-BBA	(97,609)

	151,366,000	—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	1,097,991

	10,502,000	—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	44,543

	70,425,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	780,798

	159,291,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	(202,742)

	176,420,000	(123,768)	10/31/13	3 month USD-LIBOR-BBA	3.80%	(712,913)

	125,559,000	119,363	10/31/18	4.35%	3 month USD-LIBOR-BBA	1,281,307

	93,900,000	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(4,256,787)

Deutsche Bank AG
	61,565,504	—	8/2/32	5.86%	3 month USD-LIBOR-BBA	(12,955,911)

	54,861,045	—	8/2/22	3 month USD-LIBOR-BBA	5.7756%	7,503,735

	116,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.149%	2,769,875

	125,600,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	1,575,547

	39,965,000	—	10/17/18	4.585%	3 month USD-LIBOR-BBA	(294,831)

	18,710,000	—	11/7/17	3 month USD-LIBOR-BBA	5.056%	1,250,089

Goldman Sachs Capital Markets, L.P.
	61,565,504	—	8/12/32	5.689%	3 month USD-LIBOR-BBA	(11,385,663)

Goldman Sachs International
	32,826,000	—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(3,107,059)

	51,275,000	—	4/2/18	4.076%	3 month USD-LIBOR-BBA	1,469,215

	87,394,000	—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(232,883)

	59,900,000	—	4/23/18	4.43%	3 month USD-LIBOR-BBA	104,802

	72,730,000	—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(1,586,166)

	68,001,000	(74,354)	10/24/13	3.50%	3 month USD-LIBOR-BBA	1,090,937

	222,080,000	—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(4,112,613)

	217,245,000	—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(3,947,523)

	280,517,000	132,189	10/24/10	3 month USD-LIBOR-BBA	2.60%	(1,165,023)

	140,248,000	—	10/30/18	3 month USD-LIBOR-BBA	4.32125%	(1,652,467)

	113,084,000	—	10/30/18	3 month USD-LIBOR-BBA	4.33%	(1,252,091)

	5,322,000	—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(549,771)

	272,933,000	—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(31,877,892)

JPMorgan Chase Bank, N.A.
	41,147,000	—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(2,770,805)

	29,451,000	—	3/5/18	4.325%	3 month USD-LIBOR-BBA	147,972

	75,794,000	—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(353,116)

	20,516,000	—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(1,852,504)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$73,518,000	$—	3/11/38	5.03%	3 month USD-LIBOR-BBA	$(6,970,518)

	287,973,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(249,267)

	166,411,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(3,619,878)

	121,767,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(2,725,010)

	230,974,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(1,172,730)

	200,941,000	—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(1,352,368)

	28,581,000	—	5/7/13	3.9325%	3 month USD-LIBOR-BBA	(615,169)

	156,754,000	—	5/23/10	3 month USD-LIBOR-BBA	3.16%	2,753,853

	93,000,000	—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(4,140,822)

	43,000,000	—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	1,837,979

	113,000,000	—	7/10/13	3 month USD-LIBOR-BBA	4.176%	2,838,728

	87,996,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	1,948,788

	307,649,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	6,887,460

	67,841,000	—	8/28/18	5.395%	3 month USD-LIBOR-BBA	(5,474,006)

	141,923,000	—	9/15/10	3.11%	3 month USD-LIBOR-BBA	(1,157,219)

	49,901,000	—	11/20/26	3 month USD-LIBOR-BBA	5.266%	5,712,800

	25,648,000	—	9/15/18	4.2145%	3 month USD-LIBOR-BBA	441,526

	49,331,000	—	1/19/09	5.24%	3 month USD-LIBOR-BBA	(706,653)

	173,000,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	15,081,138

	110,693,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	7,671,117

	25,612,000	—	10/22/10	3 month USD-LIBOR-BBA	2.78%	(38,224)

	17,075,000	—	10/22/18	3 month USD-LIBOR-BBA	4.2825%	(276,902)

	77,137,000	—	10/23/13	3 month USD-LIBOR-BBA	3.535%	(1,244,442)

	24,835,000	(73,054)	11/4/18	3 month USD-LIBOR-BBA	4.45%	—

	14,414,000	(68,447)	11/4/13	3 month USD-LIBOR-BBA	3.85%	—

	141,023,100	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	2,829,932

	39,245,600	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(2,271,906)

	20,012,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(830,650)

	11,400,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	763,255

	68,952,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(2,340,700)

	27,252,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(2,065,677)

	104,300,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	9,111,460

	5,877,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	17,608

	206,768,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(624,841)

Merrill Lynch Capital Services, Inc.
	2,783,000	—	9/16/38	3 month USD-LIBOR-BBA	4.66%	94,269

	31,016,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,204,723)

	219,655,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(4,378,319)

	109,878,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	2,340,996

Total						$(63,647,349)

The accompanying notes are an integral part of these financial statements.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/08
			Termi-
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	Unrealized
counterparty	amount		date	by fund per annum	or paid by fund	depreciation

Goldman Sachs International	$4,951,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	$(490,866)
					Series 2005-B Class D

	21,510,000	F	11/28/08	Banc of America Securities AAA 10 year	The spread return of Banc of	(2,092,364)
				Index multiplied by the modified duration	America Securities CMBS AAA
				factor plus 20 bp	10 year Index

JPMorgan Chase Bank, N.A.	34,999,953	F	11/13/08	(4.96%) 5.50%	FNMA 5.50% 30 YR TBA	(742,120)

Total						$(3,325,350)

F Is valued at fair value following procedures approved by the Trustees.

42

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/08 cont.					Fixed payments	Unrealized
	Upfront premium	Notional		Termination	received (paid) by	appreciation/
Swap counterparty/Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Deutsche Bank AG
DJ ABX CMBX AAA Index	$52,995	$879,000		2/17/51	35 bp	$(54,985)

DJ ABX NA HE A Index	3,943,940	4,334,000		1/25/38	369 bp	(14,817)

DJ ABX HE AAA Series 6 Version 1 Index	388,920	3,687,265		7/25/45	18 bp	(25,805)

France Telecom, 7.25%, 1/28/13	—	2,375,000		6/20/16	70 bp	(66,102)

General Electric Capital Corp., 6%, 6/15/12	—	3,150,000		9/20/13	109 bp	(486,234)

iStar Financial, Inc., 6%, 12/15/10	11,475	170,000		3/20/09	500 bp	(9,732)

MetLife Inc., 5%, 6/15/15	—	970,000		12/20/13	(405 bp)	25,026

Prudential Financial Inc., 4 1/2%, 7/15/13	—	1,380,000		12/20/13	(388 bp)	142,445

Goldman Sachs International
Any one of the underlying securities in the basket
of BB CMBS securities	—	11,022,000	a		2.461%	(2,571,475)

DJ ABX HE A Series 7 Version 2 Index	1,452,112	2,167,000		1/25/38	369 bp	(535,000)

DJ ABX HE AAA Index	509,291	2,167,000		1/25/38	76 bp	(752,758)

DJ CDX NA CMBX AAA Index	84,124	2,300,000		3/15/49	7 bp	(135,334)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	4,593,000		12/20/10	108.65 bp	(359,048)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	27,760,000		12/20/10	249 bp	(1,329,241)

DJ CDX NA HY Series 9 Index 25-35% tranche	—	9,460,000		12/20/10	305 bp	(338,584)

DJ CDX NA IG Series 10 Index	142,643	7,431,264		6/20/18	(150 bp)	328,895

DJ CDX NA IG Series 10 Index	2,179,161	94,804,736		6/20/18	(150 bp)	4,555,284

DJ CDX NA IG Series 11 Index	(3,911,539)	158,520,000		12/20/18	(140 bp)	720,736

DJ CDX NA IG Series 11 Index	2,900,016	137,688,000		12/20/13	150 bp	(222,623)

DJ CDX NA IG Series 11 Index	(689,788)	27,230,000		12/20/18	(140 bp)	97,764

DJ CDX NA IG Series 8 Index	680,712	48,609,680		6/20/18	(150 bp)	1,899,033

JPMorgan Chase Bank, N.A.
DJ ABX HE AAA Series 6 Version 2 Index	742,995	3,794,287		5/25/46	11 bp	60,082

DJ CDX NA HY Series 9 Index 25-35% tranche	—	4,709,000		12/20/10	105.5 bp	(371,341)

DJ CMB NA CMBX AAA Index	(227,406)	2,920,000	F	2/17/51	(35 bp)	148,398

Domtar Corp., 7 1/8%, 8/15/15	—	410,000		12/20/11	(500 bp)	(9,831)

GMAC, LLC, 6 7/8%, 8/28/12	88,838	1,545,000		3/20/09	500 bp	40,563

iStar Financial, Inc., 6%, 12/15/10	11,550	165,000		3/20/09	500 bp	(9,033)

Lexmark International, Inc., 5.9%, 6/1/13	—	1,415,000		6/20/13	(113 bp)	121,880

Nextel Communications, 7 3/8%, 8/1/15	—	830,000		9/20/13	(540 bp)	108,722

Merrill Lynch International
KinderMorgan, 6 1/2%, 9/1/12	—	558,000		9/20/12	(128 bp)	24,590

Morgan Stanley Capital Services, Inc.
DJ ABX CMBX AAA Index	1,897,762	26,662,000		3/15/49	7 bp	(553,435)

DJ CDX NA IG Series 10 Index	200,175	10,274,840		6/20/18	(150 bp)	457,697

DJ CDX NA IG Series 11 Index	(409,903)	16,010,000		12/20/18	(140 bp)	51,273

DJ CMB NA CMBX AAA Index	7,153,058	59,629,500		12/13/49	8 bp	(967,039)

DJ CMB NA CMBX AAA Index	6,024,691	55,516,500		2/17/51	35 bp	(783,388)

Total						$4,905,031

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/08

ASSETS

Investment in securities, at value, including $4,440,674
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,205,424,735)	$3,969,389,180

Cash	21,579,292

Interest and other receivables	16,681,034

Receivable for shares of the fund sold	6,143,427

Receivable for securities sold	48,437,013

Receivable for sales of delayed delivery securities (Note 1)	1,012,166,057

Receivable from Manager (Note 2)	140,039

Receivable for variation margin (Note 1)	13,461,292

Unrealized appreciation on swap contracts (Note 1)	116,482,084

Receivable for open swap contracts (Note 1)	12,321

Receivable for closed swap contracts (Note 1)	8,152,223

Premiums paid on swap contracts (Note 1)	12,395,435

Total assets	5,225,039,397

LIABILITIES

Payable for securities purchased	22,764,222

Payable for purchases of delayed delivery securities (Note 1)	2,150,615,516

Payable for shares of the fund repurchased	18,153,177

Payable for compensation of Manager (Notes 2 and 5)	1,876,855

Payable for investor servicing fees (Note 2)	440,180

Payable for Trustee compensation and expenses (Note 2)	249,499

Payable for administrative services (Note 2)	6,378

Payable for distribution fees (Note 2)	265,884

Unrealized depreciation on swap contracts (Note 1)	178,549,752

Payable for open swap contracts (Note 1)	141,501

Payable for closed swap contracts (Note 1)	187,809,748

Premiums received on swap contracts (Note 1)	39,716,105

Written options outstanding, at value
(premiums received $46,373,762) (Notes 1 and 3)	46,592,774

TBA sales commitments, at value
(proceeds receivable $1,010,304,219) (Note 1)	1,001,130,344

Collateral on securities loaned, at value (Note 1)	5,446,040

Payable for receivable purchase agreement (Note 2)	759,954

Other accrued expenses	260,232

Total liabilities	3,654,778,161

Net assets	$1,570,261,236

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,046,254,930

Undistributed net investment income (Note 1)	20,690,640

Accumulated net realized loss on investments (Note 1)	(197,457,731)

Net unrealized depreciation of investments	(299,226,603)

Total — Representing net assets applicable
to capital shares outstanding	$1,570,261,236

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($537,220,437 divided by 100,337,040 shares)	$5.35

Offering price per class A share (100/96.00 of $5.35)*	$5.57

Net asset value and offering price per class B share
($57,170,566 divided by 10,750,455 shares)**	$5.32

Net asset value and offering price per class C share
($16,414,345 divided by 3,078,666 shares)**	$5.33

Net asset value and redemption price per class M share
($167,743,451 divided by 31,771,408 shares)	$5.28

Offering price per class M share (100/96.75 of $5.28)***	$5.46

Net asset value, offering price and redemption price per class R share
($1,448,026 divided by 271,148 shares)	$5.34

Net asset value, offering price and redemption price per class Y share
($790,264,411 divided by 146,345,084 shares)	$5.40

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/08

INVESTMENT INCOME

Interest (including interest income of $2,856,062
from investments in affiliated issuers) (Note 5)	$143,133,201

Securities lending	81,859

Total investment income	143,215,060

EXPENSES

Compensation of Manager (Note 2)	11,129,635

Investor servicing fees (Note 2)	5,439,448

Custodian fees (Note 2)	118,365

Trustee compensation and expenses (Note 2)	81,434

Administrative services (Note 2)	51,847

Distribution fees — Class A (Note 2)	1,805,115

Distribution fees — Class B (Note 2)	886,001

Distribution fees — Class C (Note 2)	216,221

Distribution fees — Class M (Note 2)	1,128,573

Distribution fees — Class R (Note 2)	7,645

Other	582,052

Non-recurring costs (Notes 2 and 7)	3,975

Costs assumed by Manager (Notes 2 and 7)	(3,975)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(1,975,034)

Total expenses	19,471,302

Expense reduction (Note 2)	(382,527)

Net expenses	19,088,775

Net investment income	124,126,285

Net realized gain on investments (Notes 1 and 3)	31,481,419

Net realized loss on swap contracts (Note 1)	(142,927,940)

Net realized loss on futures contracts (Note 1)	(29,449,654)

Net realized loss on written options (Notes 1 and 3)	(370,645)

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and TBA
sale commitments during the year	(266,679,860)

Net loss on investments	(407,946,680)

Net decrease in net assets resulting from operations	$(283,820,395)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended

	10/31/08	10/31/07

Operations:

Net investment income	$124,126,285	$114,634,349

Net realized gain (loss) on investments	(141,266,820)	20,572,079

Net unrealized depreciation of investments	(266,679,860)	(10,657,815)

Net increase (decrease) in net assets
resulting from operations	(283,820,395)	124,548,613

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(50,934,368)	(36,686,887)

Class B	(5,580,614)	(5,242,893)

Class C	(1,366,217)	(830,587)

Class M	(15,777,681)	(13,239,603)

Class R	(107,043)	(42,898)

Class Y	(74,106,432)	(59,801,833)

Redemption fees (Note 1)	4,540	4,937

Decrease from capital share transactions
(Note 4)	(278,003,797)	(223,642,431)

Total decrease in net assets	(709,692,007)	(214,933,582)

NET ASSETS

Beginning of year	2,279,953,243	2,494,886,825

End of year (including undistributed net
investment income of $20,690,640
and $39,288,020, respectively)	$1,570,261,236	$2,279,953,243

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
October 31, 2008	$6.77	.38	(1.34)	(.96)	(.46)	(.46)	—	$5.35	(15.13)	$537,220.99		5.91	200.36 [g]
October 31, 2007	6.74	.31	.04	.35	(.32)	(.32)	—	6.77	5.35	768,016.98		4.67	322.90 [g]
October 31, 2006	6.73	.27 [f]	.03	.30	(.29)	(.29)	—	6.74	4.53	791,970	.95 [f]	4.07 [f]	238.67 [g]
October 31, 2005	6.87	.23	(.16)	.07	(.21)	(.21)	—	6.73	1.05	872,931.98		3.42	300.04 [g]
October 31, 2004	6.69	.19	.19	.38	(.20)	(.20)	—	6.87	5.70	985,939.99		2.83	441.06

Class B
October 31, 2008	$6.72	.34	(1.33)	(.99)	(.41)	(.41)	—	$5.32	(15.58)	$57,171	1.74	5.22	200.36 [g]
October 31, 2007	6.70	.26	.03	.29	(.27)	(.27)	—	6.72	4.43	110,495	1.73	3.96	322.90 [g]
October 31, 2006	6.68	.22 [f]	.04	.26	(.24)	(.24)	—	6.70	3.92	154,775	1.70 [f]	3.37 [f]	238.67 [g]
October 31, 2005	6.82	.18	(.16)	.02	(.16)	(.16)	—	6.68	.28	229,794	1.73	2.64	300.04 [g]
October 31, 2004	6.65	.14	.18	.32	(.15)	(.15)	—	6.82	4.79	323,527	1.74	2.12	441.06

Class C
October 31, 2008	$6.74	.33	(1.33)	(1.00)	(.41)	(.41)	—	$5.33	(15.67)	$16,414	1.74	5.16	200.36 [g]
October 31, 2007	6.72	.26	.03	.29	(.27)	(.27)	—	6.74	4.41	20,396	1.73	3.93	322.90 [g]
October 31, 2006	6.70	.22 [f]	.04	.26	(.24)	(.24)	—	6.72	3.92	21,736	1.70 [f]	3.33 [f]	238.67 [g]
October 31, 2005	6.84	.18	(.16)	.02	(.16)	(.16)	—	6.70	.28	24,644	1.73	2.66	300.04 [g]
October 31, 2004	6.67	.14	.18	.32	(.15)	(.15)	—	6.84	4.79	29,059	1.74	2.10	441.06

Class M
October 31, 2008	$6.68	.36	(1.31)	(.95)	(.45)	(.45)	—	$5.28	(15.19)	$167,743	1.24	5.67	200.36 [g]
October 31, 2007	6.67	.30	.02	.32	(.31)	(.31)	—	6.68	4.86	253,457	1.23	4.45	322.90 [g]
October 31, 2006	6.66	.25 [f]	.03	.28	(.27)	(.27)	—	6.67	4.38	331,997	1.20 [f]	3.85 [f]	238.67 [g]
October 31, 2005	6.80	.21	(.15)	.06	(.20)	(.20)	—	6.66	.84	420,886	1.23	3.15	300.04 [g]
October 31, 2004	6.63	.17	.18	.35	(.18)	(.18)	—	6.80	5.40	556,725	1.24	2.62	441.06

Class R
October 31, 2008	$6.76	.36	(1.33)	(.97)	(.45)	(.45)	—	$5.34	(15.30)	$1,448	1.24	5.54	200.36 [g]
October 31, 2007	6.74	.30	.03	.33	(.31)	(.31)	—	6.76	4.98	1,062	1.23	4.38	322.90 [g]
October 31, 2006	6.72	.25 [f]	.04	.29	(.27)	(.27)	—	6.74	4.50	755	1.20 [f]	3.70 [f]	238.67 [g]
October 31, 2005	6.87	.23	(.18)	.05	(.20)	(.20)	—	6.72	.72	400	1.23	3.29	300.04 [g]
October 31, 2004	6.69	.18	.18	.36	(.18)	(.18)	—	6.87	5.47	62	1.24	2.57	441.06

Class Y
October 31, 2008	$6.82	.40	(1.35)	(.95)	(.47)	(.47)	—	$5.40	(14.85)	$790,264.74		6.14	200.36 [g]
October 31, 2007	6.79	.33	.04	.37	(.34)	(.34)	—	6.82	5.54	1,126,527.73		4.93	322.90 [g]
October 31, 2006	6.77	.29 [f]	.03	.32	(.30)	(.30)	—	6.79	4.89	1,193,654	.70 [f]	4.30 [f]	238.67 [g]
October 31, 2005	6.91	.25	(.16)	.09	(.23)	(.23)	—	6.77	1.28	1,029,647.73		3.69	300.04 [g]
October 31, 2004	6.72	.21	.19	.40	(.21)	(.21)	—	6.91	6.06	880,124.74		3.01	441.06

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

October 31, 2008	0.09%

October 31, 2007	0.08

October 31, 2006	0.05

October 31, 2005	0.03

October 31, 2004	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

g Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 10/31/08

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns,

owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2008, the value of securities loaned amounted to $5,316,710. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $5,446,040 which is pooled with collateral of other Putnam funds into 15 issues of short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2008, the fund had a capital loss carryover of $166,538,840 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 9,580,324	October 31, 2009

15,454,954	October 31, 2013

14,607,635	October 31, 2014

126,895,927	October 31, 2016

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2008, the fund reclassified $5,148,690 to increase undistributed net investment income and $76,761,268 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $71,612,578.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2008 were as follows:

Unrealized appreciation	$71,753,402
Unrealized depreciation	(349,876,522)

Net unrealized depreciation	(278,123,120)
Undistributed ordinary income	12,533,407
Capital loss carryforward	(166,538,840)

Cost for federal income tax purposes	$4,247,512,300

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended October 31, 2008, Putnam Management waived $1,888,109 of its management fee from the fund.

For the year ended October 31, 2008, Putnam Management has assumed $3,975 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $2,948,825 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities under Payable for securities purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2008, the fund incurred $5,451,760 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2008, the fund’s expenses were reduced by $382,527 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $849, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $76,130 and $6,232 from the sale of class A and class M shares, respectively, and received $85,820 and $2,374 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,741 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $3,851,447,986 and $4,120,264,666, respectively. Purchases and sales of U.S. government securities aggregated $264,786,439 and $287,349,766, respectively.

Written option transactions during the year ended October 31, 2008, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$1,647,293,000	$36,726,633

Options opened	1,827,432,000	54,192,940

Options exercised	—	—

Options expired	(1,048,190,000)	(21,532,518)

Options closed	(1,369,684,000)	(23,013,293)

Written options outstanding
at end of year	$1,056,851,000	$46,373,762

Note 4: Capital shares

At October 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/08		Year ended 10/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	21,752,218	$142,173,993	21,065,263	$141,935,434

Shares issued in	6,760,403	43,497,295	4,666,388	31,380,871
connection with
reinvestment of
distributions

	28,512,621	185,671,288	25,731,651	173,316,305

Shares	(41,670,108)	(266,129,201)	(29,680,681)	(199,970,922)
repurchased

Net decrease	(13,157,487)	$(80,457,913)	(3,949,030)	$(26,654,617)

	Year ended 10/31/08		Year ended 10/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,584,663	$10,299,308	2,043,378	$13,682,242

Shares issued in	773,388	4,960,947	694,505	4,642,191
connection with
reinvestment of
distributions

	2,358,051	15,260,255	2,737,883	18,324,433

Shares	(8,044,172)	(51,673,753)	(9,400,717)	(62,921,114)
repurchased

Net decrease	(5,686,121)	$(36,413,498)	(6,662,834)	$(44,596,681)

	Year ended 10/31/08		Year ended 10/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	1,252,390	$8,189,286	444,163	$2,977,328

Shares issued in	168,291	1,077,051	100,263	672,080
connection with
reinvestment of
distributions

	1,420,681	9,266,337	544,426	3,649,408

Shares	(1,367,549)	(8,545,299)	(754,052)	(5,059,479)
repurchased

Net increase	53,132	$721,038	(209,626)	$(1,410,071)
(decrease)

	Year ended 10/31/08		Year ended 10/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	594,579	$3,823,974	387,398	$2,578,562

Shares issued in	91,701	583,154	71,890	477,841
connection with
reinvestment of
distributions

	686,280	4,407,128	459,288	3,056,403

Shares	(6,837,946)	(43,480,869)	(12,340,684)	(82,080,849)
repurchased

Net decrease	(6,151,666)	$(39,073,741)	(11,881,396)	$(79,024,446)

	Year ended 10/31/08		Year ended 10/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	169,375	$1,108,766	89,701	$602,799

Shares issued in	15,709	100,142	6,371	42,817
connection with
reinvestment of
distributions

	185,084	1,208,908	96,072	645,616

Shares	(71,169)	(447,754)	(50,845)	(341,578)
repurchased

Net increase	113,915	$761,154	45,227	$304,038

	Year ended 10/31/08		Year ended 10/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	44,660,333	$291,913,128	54,773,479	$371,309,420

Shares issued in	11,425,176	74,094,826	8,829,919	59,795,640
connection with
reinvestment of
distributions

	56,085,509	366,007,954	63,603,398	431,105,060

Shares	(74,990,907)	(489,548,791)	(74,170,365)	(503,365,714)
repurchased

Net decrease	(18,905,398)	$(123,540,837)	(10,566,967)	$(72,260,654)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2008, management fees paid were reduced by $86,925 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $2,856,062 for the year ended October 31, 2008. During the year ended October 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $846,927,678 and $846,927,678, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification

of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Putnam Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 9: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

Federal tax information

For the tax year ended October 31, 2008, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $146,421,302 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Mas-sachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer
Since 2004	Francis J. McNamara, III (Born 1955)	Nancy E. Florek (Born 1957)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Vice President and Chief Legal Officer
Putnam Investments	Since 2004	Treasurer and Proxy Manager
	Senior Managing Director, Putnam	Since 2005
Steven D. Krichmar (Born 1958)	Investments, Putnam Management	Manager, Mutual Fund Proxy Voting
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds

AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Marketing Services	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN035 253898 12/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2008	$100,675	$--	$6,000	$-

October 31, 2007	$93,178	$--	$5,450	$ -

For the fiscal years ended October 31, 2008 and October 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 74,733 and $5,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2008	$ -	$ -	$ -	$ -

October 31, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008